Exhibit 10.1
Confidential portions of this Exhibit, denoted by bracketed asterisks, have been omitted and filed separately with the Securities and Exchange Commission in reliance on Rule 24b-2 of the Securities Exchange Act of 1934.

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED NATIONAL SERVICE PROVIDER AGREEMENT

This Third Amendment (this “Third Amendment”) to the Second Amended and Restated National Service Provider Agreement between DaVita Healthcare Partners Inc. (“Customer”), and NxStage Medical, Inc. (“NxStage”), is made as of June 13, 2016 (the “Third Amendment Effective Date”).

WHEREAS, Customer and NxStage are parties to a Second Amended and Restated National Service Provider Agreement executed as of March 1, 2013, Agreement #2013-753, as amended on November 20, 2014 to incorporate the Nx2me Solution and on February 20, 2015 with respect to Customer’s Active NxStage Home Patient Census (collectively, the “Agreement”)

WHEREAS, by a letter dated March 16, 2015, NxStage notified Customer of the availability of the NxStage System One S and its associated products;

WHEREAS, the parties desire to further amend the Agreement to, among other things, change the pricing structure for Monthly Dialysis Supplies for home hemodialysis patients; and

NOW THEREFORE, in consideration of the foregoing and mutual agreements set forth hereinafter, the parties hereto agree as follows:

1.	Information Sheet. The Information Sheet is deleted in its entirety and replaced with a new Information Sheet attached to this Third Amendment.

2.	Defined Terms. Certain defined terms shall be amended as follows:

(a)	The definition of “Patient Noncompliance Event” is deleted from Section 1 of the Agreement.

(b)	The definition of “Cycler” (in Section 2 of the Agreement) is amended and restated as follows:

““Cycler” means the System One Cycler or the System One S Cycler.”

3.	[**]. A new Section 2(A) entitled “[**]” shall be added to the Agreement as follows:

“2A.    [**]

(a)    Equipment [**]. On or prior to the [**] day of each [**], Customer will provide NxStage with a [**], consistent with Customer’s commercially reasonable expectations, after due inquiry of Authorized Customer Locations, setting forth expected [**] over each of the following [**] for use with [**] patients for which Customer expects to [**] (each, a “HHD System [**]”). The quantities set forth in the [**] of each HHD System [**] shall be [**] (the “[**] Period”). NxStage must [**] for Systems that are consistent with [**] set forth in the [**] Portion of the HHD System [**], provided that (i) NxStage is not obligated to [**] to the extent that the [**] during any [**] of the [**] Period exceeds [**] of the average monthly [**] during the immediately preceding [**] period, (ii) Customer may elect to fulfill its obligation to [**] for any [**] in the [**] Period at any time during the [**] period following such [**], and (iii) NxStage may [**] during any [**] at any time during the [**] period following the [**] in which such [**] is placed.

(b)    Other [**]. On or prior to the [**] day of each [**], Customer will provide NxStage with a [**] setting forth, consistent with Customer’s commercially reasonable expectations, after due inquiry of Authorized Customer Locations, (i) the number of [**] patients Customer expects to [**] by the end of each of the following [**] by submitting [**], and (ii) the aggregate number of [**] patients for which Customer expects to have [**] across all Authorized Customer Locations at the end of each of the following [**] (each such [**], a “Patient [**]”).” NxStage will use commercially reasonable efforts to [**] that are consistent with any Patient [**].

4.	Pricing.

1.	Section 3 of the Agreement is amended and restated as follows:

“As of the Effective Date, the pricing for each Product purchased during the Term is set forth on Schedule B attached (each, a “Purchase Price” and collectively, the “Purchase Prices”).

2.	Schedule B (Program and Pricing) is deleted in its entirety and replaced with the attached Schedule B (Program and Pricing). Attachment B-1 to Schedule B-1 is deleted in its entirety.

3.	Exhibit B (Pricing Covenant Example) is hereby deleted in its entirety.

5.	Expedited Delivery. Section 5(b) shall be amended by deleting the following sentence:

“Customer agrees that each of the Authorized Customer Locations’ patients must use their reasonable efforts to accurately report the inventory of Monthly Dialysis Supplies that each such patient has on a monthly basis to NxStage’s customer service department.”

6.	Taxes. Section 8 (Taxes) shall be amended by deleting all sentences except for the first two (2) sentences.

7.	Billing of Monthly Dialysis Supplies. Section 10(a) shall be amended by deleting the following two sentences:

“NxStage shall use its reasonable efforts to notify the applicable Authorized Customer Location in the event NxStage becomes aware of a specific Patient Noncompliance Event through monthly customer service inventory calls with patients. Notwithstanding any of the foregoing, Customer understands and agrees that NxStage does not represent to the completeness or the accuracy of the information so provided regarding any Patient Noncompliance Event at any time hereunder.”

8.	Cycler Log Files. Section 16(b) shall be amended by adding the following new paragraph to the end:

“NxStage hereby represents and warrants to Customer that during the Term, the Cycler Log Files generated by Cyclers then purchased or rented by Customer will not contain [**]. During the Term, NxStage shall not (i) [**] in the Cycler Log Files generated by Cyclers then purchased or rented by Customer that is materially different from the [**] in the Cycler Log Files generated by Cyclers purchased or rented by Customer as of the Third Amendment Effective Date; (ii) alter the manner by which NxStage [**] Cycler Log Files generated by Cyclers then purchased or rented by Customer from the manners of [**] existing as of the Third Amendment Effective Date; or (iii) [**] as of the Third Amendment Effective Date. In the case of (i) and (ii) NxStage may seek the prior written consent of Customer to make the changes set forth in those sections. If Customer withholds consent, NxStage will not make the aforementioned changes in subsections (i) or (ii) with respect to the Cyclers purchased by Customer unless such changes are required, in the reasonable opinion of NxStage, as part of the implementation of a Product Recall, in which case the parties shall negotiate in good faith a mutually agreeable solution. For the sake of clarity, nothing herein shall prevent NxStage from [**] Cycler Log Files contained in Cyclers then purchased or rented by Customer for [**]. Nothing herein shall restrict NxStage from selling other products not covered by this Agreement that (x) [**] that are different from the types of [**] in the Cycler Log Files as of the Third Amendment Effective Date or (y) alter the manner by which NxStage [**] from its products.”

9.	Audit Right. Section 36 (Audit Right) is hereby deleted in its entirety and replaced with the following:

“If Customer disagrees with any [**] (as defined in Section [**] of Schedule B-1 titled “Chronic Outpatient Therapy Monthly Dialysis Supplies”), Customer may, within [**] days after its receipt of such [**], notify NxStage in writing of its intent to audit such [**] (each, an “Audit”). Within [**] days after receiving such written notice from Customer, NxStage shall provide or otherwise make available to Customer the following documentation relating solely to the applicable calendar quarter to which the [**] relates: (a) orders for Monthly Dialysis Supplies, (b) documentation relating to credits provided, and (c) invoices for Monthly Dialysis Supplies (collectively, the “Documentation”). In the [**] day period after NxStage provides or otherwise makes available to Customer the Documentation (the “Audit Period”), Customer may, at its sole cost and expense, conduct any Audit during NxStage’s normal business hours or at such other times as may be mutually agreed to by the parties hereto. Prior to the expiration of the Audit Period, if Customer continues to disagree with the [**], Customer shall deliver a written notice to NxStage setting forth in detail any and all items of disagreement related to such [**] (an “Objection Notice”). If

Customer does not deliver an Objection Notice prior to the expiration of the Audit Period, the calculation of the [**] set forth in the [**] shall be deemed final, conclusive, and binding on the parties hereto. NxStage and Customer will use their commercially reasonable efforts to resolve any disagreements relating to any [**] following NxStage’s receipt of an Objection Notice, but if they do not obtain a final resolution within [**] days after NxStage has received the Objection Notice from Customer, then either NxStage or Customer may refer the items in dispute to a nationally recognized firm of independent public accountants as to which Customer and NxStage mutually agree (the “Firm”) to resolve any remaining disagreements. NxStage and Customer will direct the Firm to render a determination within [**] days of its retention or such other longer period of time as is mutually agreed to by Customer, NxStage, and the Firm, and NxStage and Customer and their respective agents and employees will cooperate with the Firm during its engagement. The determination of the Firm will be conclusive and binding upon Customer and NxStage, and each party will make any payment owed to the other party, if any, within [**] business days of the Firm’s determination. The Firm shall execute a confidentiality agreement in a form reasonably acceptable to NxStage and Customer. Customer and NxStage shall bear that percentage of the fees and expenses of the Firm equal to the proportion of the dollar value of the unresolved disputed issues determined in favor of the other party hereto. By way of example, if the amount in dispute equals ten thousand dollars ($10,000.00) and the Firm determines that NxStage owes Customer four thousand dollars ($4,000.00), then in such event, NxStage will be responsible for forty percent (40%) of the fees and expenses of the Firm and Customer will be responsible for sixty percent (60%) of the fees and expenses of the Firm.”

10.	Obligation to Reasonably Allocate Product. The following subsection (c) is added to Section 37 of the Agreement:

“(c) Obligation to Reasonably Allocate Product. At a minimum, NxStage shall always allocate Products to the Authorized Customer Locations consistent with Customer’s and the Authorized Customer Locations’ then-current share of NxStage’s aggregate Patient Census (as defined below) across all NxStage customers, consistent with the then-effective prescription items included in Customer’s and each Authorized Customer Locations’ Monthly Dialysis Supplies (hereinafter referred to as “Reasonably Allocate”). For the sake of this Section 37, “Patient Census” means the number of [**] patients that have an active Patient Prescription Monthly Standing Order and are then receiving dialysis with the System One. NxStage’s allocations to Customer pursuant to this section will be calculated in the aggregate across all Authorized Customer Locations, and Customer’s method of allocating Products to its Authorized Customer Locations is within Customer’s sole discretion and control.”

11.	Failure to Reasonably Allocate Product after Change of Control. The following subsection (d) is added to Section 37 of the Agreement:

“(d) Failure to Reasonably Allocate Product after Change of Control. If (i) NxStage undergoes a change-in-control with, or otherwise assigns this Agreement in connection with the sale of substantially all of the business related to this Agreement (a “Change of Control”) and (ii) after such Change of Control, the entity surviving such Change of Control (the “Surviving Entity”) fails to Reasonably Allocate Product, then [**] will not apply to [**] of the Surviving Entity.”

12.	[**]. The following subsection (e) is added to Section 37 of the Agreement:

“(e) [**]. If there is a [**] (as defined below), NxStage will act in good faith and use all commercially reasonable efforts to resolve the [**]. Until NxStage can resolve the [**], Customer shall [**] (as defined in [**]) at the [**] applicable to the [**] (as defined in [**]) achieved by Customer in the [**] immediately preceding the [**] in which the [**] occurred (the “Prior [**]”). If NxStage has not resolved the [**] within [**] days of its inception (as measured from the date the [**] could not continue with or begin [**] in accordance with the [**] set forth in their Patient Prescription Monthly Standing Orders), then Customer shall [**], as a [**], the [**] applicable to the Prior [**] notwithstanding Customer’s actual [**] even after NxStage resolves the [**]. This Section 37(e) sets forth Customer’s sole and exclusive remedy for a [**]; provided however that this Section is not Customer’s sole and exclusive remedy in the event that NxStage is in breach of its obligation to [**] in accordance with Section [**]. For the duration of any [**], the Purchase Prices for Monthly Dialysis Supplies (as identified in Schedule B-1) shall be [**] in effect at the time the [**] begins, and step-ups for new [**] shall not take effect.

“[**]” means that any [**] across all Authorized Customer Locations cannot continue with or begin [**] in accordance with the [**] set forth in their active Patient Prescription Monthly Standing Orders or new Patient Prescription Monthly Standing Orders, respectively, and consistent with the Patient [**] submitted pursuant to Section 2(A)(b), solely based on NxStage’s [**] Monthly Dialysis Supplies in a reasonably timely fashion for any reason, including because of a Force Majeure Event or a Product Recall, provided that there shall never be a [**] solely because of NxStage’s [**] in a reasonably timely fashion.

If NxStage notifies Customer that NxStage has or reasonably expects to have constraints on its [**] Monthly Dialysis Supplies in a reasonably timely fashion, which constraints might result in or have already resulted in a [**], then Customer will, in order to assist NxStage in avoiding a [**] or resolving the [**], as applicable: (i) use commercially reasonable efforts to manage, as clinically appropriate, its inventory of and requirements for, and its Authorized Customer Locations’ patients’ inventory of and requirements for Monthly Dialysis Supplies; and (ii) in coordination with NxStage, regularly inform prescribing physicians and Customer teammates regarding the [**] and any clinically appropriate [**] (including, without limitation, [**]) available to the prescribing physicians, provided that those [**] are available at no additional cost to Customer. Customer’s obligations under this paragraph shall last only for so long as NxStage has constraints on its [**].”

13.	Compliance with [**].

1.	Section 38(a) is deleted in its entirety and replaced with the following:

“(a) During the Term, NxStage shall abide by the following [**] which are attached as Exhibit C hereto: (a) [**], provided that (i) NxStage is not a [**] except as provided pursuant to that separate [**] between the parties with respect to NxStage’s provision of the [**] services for Customer or any other [**] entered into by the Parties during the Term relating to new products or services provided by NxStage to Customer following the Third Amendment Effective Date, where the parties mutually agree that a [**] is required (the “[**]”), (ii) [**] covering such activities, (iii) [**], (iv) NxStage is not required to be compliant with the [**] (as such terms is defined in the [**]), and (v) NxStage shall have no obligation to abide by any term of the [**] that is in conflict with or in addition to any term of the [**], (b) [**], provided that this [**] will not limit (i) NxStage’s participation in [**], as mutually agreed by the parties, or (ii) any activities conducted pursuant to that separate [**] Agreement between the parties dated April 8, 2015, as amended, or any like agreement between the parties, (c) [**], (d) [**], (e) [**], and (f) [**] (collectively, the “[**]”).”

2.	Exhibit C ([**]) is deleted in its entirety and replaced with the attached Exhibit C.

14.	Authorized Customer Locations. Schedule A (Authorized Customer Locations) is deleted in its entirety and replaced with the attached Schedule A (Authorized Customer Locations).

15.	Warranty; Service; and Recalls. Schedule C (Warranty; Service; and Recalls) is deleted in its entirety and replaced with the attached Schedule C (Warranty; Service; and Recalls).

16.	Other. Schedule D (Preferred Relationship) is deleted in its entirety and replaced with the attached Schedule D (Other).

17.	Hawaii. Schedule E (Hawaii) is deleted in its entirety and replaced with the attached Schedule E (Hawaii).

18.
Nx2me. Schedule F (The Nx2me Connected Health Solution) is deleted in its entirety and replaced with the attached Schedule F. For the sake of clarity, Exhibit 2 to Schedule F is deleted in its entirety.

19.	No Other Changes. The remainder of the Agreement not amended hereby remains unchanged and in full force and effect.

20.	Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the Third Amendment Effective Date.

DaVita Healthcare Partners Inc.        NxStage Medical, Inc.

By: /s/ LeAnne Zumwalt            By: /s/ Joseph E. Turk, Jr.
Name:    LeAnne Zumwalt            Name:    Joseph E. Turk, Jr.
Title: Group Vice President        Title:     President

NxStage Medical, Inc.
DaVita Inc.
Second Amended and Restated National Service Provider Agreement
Information Sheet

	Date of Agreement:	March 1, 2013 (“Effective Date”)
	National Service Provider:	DaVita Healthcare Partners Inc.
	Street Address of Customer: City, State, Zip of Customer:	500 N. Capital St., NW Suite 300 Washington, DC 20001
	Customer Contact and Phone No.:	LeAnne Zumwalt, 650-696-8910
	NxStage Customer Service Phone No.:	1-866-NxStage (1-866-697-8243)
	Contract No.:	2013-753
Contract Term:
From the Effective Date through December 31, 2018, which term shall be automatically extended on a month-to-month basis until one of the parties provides thirty (30) days prior written notice of termination (the “Term”).

Attached Exhibits:	Exhibit A:	Cycler Log File Decoding Document
	Exhibit B:	[Intentionally Omitted]
	Exhibit C:	[**]
Attached Schedules:	Schedule A:	Authorized Customer Locations
	Schedule B:	Program and Pricing
	Schedule C:	Warranty; Service; and Recalls
	Schedule D:	Other
	Schedule E:	Hawaii
	Schedule F: Attachment C-1 to Schedule C	The Nx2me Connected Health Solution System Ones Subject to Expiration of Service Term

Exhibit A

Cycler Log File Decoding Document

[**]

Exhibit B

Intentionally Omitted

Exhibit C

[**]

26 pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

Authorized Customer Locations

[**]

9 pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule B

Program and Pricing

Schedule B
(References to Schedule B within the Agreement, include references to Schedules B-1, B-2, B-3, and B-4)

Unless otherwise noted in this Schedule B, the pricing for each Product set forth on this Schedule B is only valid for [**] patients of the Authorized Customer Locations for which NxStage has received a Patient Prescription Monthly Standing Order signed by a physician during the Term. This Schedule B sets forth the pricing, discounts, rebates and other payment terms related to the purchase or rental, as applicable, of the System One (including Cycler and PureFlow SL, or Cycler, Warmer and Stand, as the case may be), the Monthly Dialysis Supplies, and other related supplies as set forth herein.

Schedule B-1
Chronic Outpatient Therapy
Monthly Dialysis Supplies

1.	Monthly Dialysis Supplies Pricing

The Purchase Prices set forth in the tables below apply to the purchase of Monthly Dialysis Supplies each month for the Patients (as defined below) of each Authorized Customer Location that have a Patient Prescription Monthly Standing Order. Monthly Dialysis Supplies for each Patient of each of the Authorized Customer Locations will be shipped each month to such Patient based on the prescribed therapy frequency and fluid volume and the inventory needs of such Patient, as reported by such Patient to NxStage’s customer service department.

There is one Purchase Price [**] for Monthly Dialysis Supplies for patients using PureFlow SL Monthly Dialysis Supplies (each, a “PureFlow Patient” and collectively, the “PureFlow Patients”) and one Purchase Price [**] for Monthly Dialysis Supplies for patients using Express Monthly Dialysis Supplies (each, an “Express Patient” and collectively, the “Express Patients” and together with the PureFlow Patients, each, a “Patient” and collectively, the “Patients”). For the sake of clarity, there is no difference in the Purchase Price for PureFlow Patients using [**] in conjunction with the System One S.

The Purchase Price for PureFlow SL Monthly Dialysis Supplies set forth in the applicable tables below titled “NxStage Price List - PureFlow SL Monthly Dialysis Supplies” is only valid where a PureFlow Patient’s incoming water quality meets the Primary and Secondary Drinking Water Standards set forth in the US EPA Safe Drinking Water Act. Customer shall provide reasonable evidence of incoming water quality to NxStage upon NxStage’s reasonable request.

The Purchase Price for Express Monthly Dialysis Supplies set forth in the table below titled “NxStage Price List - Express Monthly Dialysis Supplies” is only valid for an Express Patient within [**] miles of the applicable Authorized Customer Location responsible for such Express Patient’s care. If an Express Patient is more than [**] miles from the applicable Authorized Customer Location responsible for such Express Patient’s care, additional charges to be mutually agreed to by NxStage and Customer may apply to the Purchase Price for Express Monthly Dialysis Supplies set forth in the table below titled “NxStage Price List - Express Monthly Dialysis Supplies”.

Schedule B-1 (continued)
Chronic Outpatient Therapy
Monthly Dialysis Supplies

The table below sets forth the Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One solely for June 2016 based on the prescribed treatment frequency and fluid volume of each PureFlow Patient of an Authorized Customer Location using the PureFlow SL Monthly Dialysis Supplies for the System One. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - PUREFLOW SL MONTHLY DIALYSIS SUPPLIES

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
PureFlow SL Monthly Dialysis Supplies for the NxStage System One^
PF-17-N-6-SUP	6x week 17L	[**]	[**]	[**]
PF-20-N-4-SUP	4x week 20L	[**]	[**]	[**]
PF-20-N-5-SUP	5x week 20L	[**]	[**]	[**]
PF-20-N-6-SUP	6x week 20L	[**]	[**]	[**]
PF-20-N-7-SUP	7x week 20L	[**]	[**]	[**]
PF-20-N-E-SUP	EOD 20L	[**]	[**]	[**]
PF-20-N-O-SUP	2 On 1 Off 20L	[**]	[**]	[**]
PF-25-N-4-SUP	4x week 25L	[**]	[**]	[**]
PF-25-N-5-SUP	5x week 25L	[**]	[**]	[**]
PF-25-N-6-SUP	6x week 25L	[**]	[**]	[**]
PF-25-N-7-SUP	7x week 25L	[**]	[**]	[**]
PF-25-N-E-SUP	EOD 25L	[**]	[**]	[**]
PF-25-N-O-SUP	2 On 1 Off 25L	[**]	[**]	[**]
PF-30-N-4-SUP	4x week 30L	[**]	[**]	[**]
PF-30-N-5-SUP	5x week 30L	[**]	[**]	[**]
PF-30-N-6-SUP	6x week 30L	[**]	[**]	[**]
PF-30-N-7-SUP	7x week 30L	[**]	[**]	[**]
PF-30-N-E-SUP	EOD 30L	[**]	[**]	[**]
PF-30-N-O-SUP	2 On 1 Off 30L	[**]	[**]	[**]
PF-35-N-4-SUP	4x week 35L	[**]	[**]	[**]

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
PF-35-N-5-SUP	5x week 35L	[**]	[**]	[**]
PF-35-N-6-SUP	6x week 35L	[**]	[**]	[**]
PF-35-N-E-SUP	EOD 35L	[**]	[**]	[**]
PF-35-N-O-SUP	2 On 1 Off 35L	[**]	[**]	[**]
PF-40-N-4-SUP	4x week 40L	[**]	[**]	[**]
PF-40-N-5-SUP	5x week 40L	[**]	[**]	[**]
PF-40-N-6-SUP	6x week 40L	[**]	[**]	[**]
PF-40-N-E-SUP	EOD 40L	[**]	[**]	[**]
PF-40-N-O-SUP	2 On 1 Off 40L	[**]	[**]	[**]
PF-50-N-4-SUP	4x week 50L	[**]	[**]	[**]
PF-50-N-5-SUP	5x week 50L	[**]	[**]	[**]
PF-50-N-6-SUP	6x week 50L	[**]	[**]	[**]
PF-50-N-E-SUP	EOD 50L	[**]	[**]	[**]
PF-50-N-O-SUP	2 On 1 Off 50L	[**]	[**]	[**]
PF-60-N-4-SUP	4x week 60L	[**]	[**]	[**]
PF-60-N-5-SUP	5x week 60L	[**]	[**]	[**]
PF-60-N-6-SUP	6x week 60L	[**]	[**]	[**]
PF-60-N-E-SUP	EOD 60L	[**]	[**]	[**]
PF-60-N-O-SUP	2 On 1 Off 60L	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

^ The Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One includes [**].

The table below sets forth the Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One S solely for June 2016 based on the prescribed treatment frequency and fluid volume of each PureFlow Patient of an Authorized Customer Location using the PureFlow SL Monthly Dialysis Supplies for the System One S. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - PUREFLOW SL MONTHLY DIALYSIS SUPPLIES

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
PureFlow SL Monthly Dialysis Supplies for the NxStage System One S^
HF-17-N-6-SUP	6x week 17L	[**]	[**]	[**]
HF-20-N-4-SUP	4x week 20L	[**]	[**]	[**]
HF-20-N-5-SUP	5x week 20L	[**]	[**]	[**]
HF-20-N-6-SUP	6x week 20L	[**]	[**]	[**]
HF-20-N-7-SUP	7x week 20L	[**]	[**]	[**]
HF-20-N-E-SUP	EOD 20L	[**]	[**]	[**]
HF-20-N-O-SUP	2 On 1 Off 20L	[**]	[**]	[**]
HF-25-N-4-SUP	4x week 25L	[**]	[**]	[**]
HF-25-N-5-SUP	5x week 25L	[**]	[**]	[**]
HF-25-N-6-SUP	6x week 25L	[**]	[**]	[**]
HF-25-N-7-SUP	7x week 25L	[**]	[**]	[**]
HF-25-N-E-SUP	EOD 25L	[**]	[**]	[**]
HF-25-N-O-SUP	2 On 1 Off 25L	[**]	[**]	[**]
HF-30-N-4-SUP	4x week 30L	[**]	[**]	[**]
HF-30-N-5-SUP	5x week 30L	[**]	[**]	[**]
HF-30-N-6-SUP	6x week 30L	[**]	[**]	[**]
HF-30-N-7-SUP	7x week 30L	[**]	[**]	[**]
HF-30-N-E-SUP	EOD 30L	[**]	[**]	[**]
HF-30-N-O-SUP	2 On 1 Off 30L	[**]	[**]	[**]
HF-35-N-4-SUP	4x week 35L	[**]	[**]	[**]
HF-35-N-5-SUP	5x week 35L	[**]	[**]	[**]
HF-35-N-6-SUP	6x week 35L	[**]	[**]	[**]
HF-35-N-E-SUP	EOD 35L	[**]	[**]	[**]
HF-35-N-O-SUP	2 On 1 Off 35L	[**]	[**]	[**]
HF-40-N-4-SUP	4x week 40L	[**]	[**]	[**]

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
HF-40-N-5-SUP	5x week 40L	[**]	[**]	[**]
HF-40-N-6-SUP	6x week 40L	[**]	[**]	[**]
HF-40-N-E-SUP	EOD 40L	[**]	[**]	[**]
HF-40-N-O-SUP	2 On 1 Off 40L	[**]	[**]	[**]
HF-50-N-4-SUP	4x week 50L	[**]	[**]	[**]
HF-50-N-5-SUP	5x week 50L	[**]	[**]	[**]
HF-50-N-6-SUP	6x week 50L	[**]	[**]	[**]
HF-50-N-E-SUP	EOD 50L	[**]	[**]	[**]
HF-50-N-O-SUP	2 On 1 Off 50L	[**]	[**]	[**]
HF-60-N-4-SUP	4x week 60L	[**]	[**]	[**]
HF-60-N-5-SUP	5x week 60L	[**]	[**]	[**]
HF-60-N-6-SUP	6x week 60L	[**]	[**]	[**]
HF-60-N-E-SUP	EOD 60L	[**]	[**]	[**]
HF-60-N-O-SUP	2 On 1 Off 60L	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

^ The Purchase Price for PureFlow SL Monthly Dialysis Supplies for the System One S includes [**].

The table below sets forth the Purchase Price for the Express Monthly Dialysis Supplies for the System One solely for June 2016 based on the prescribed treatment frequency and fluid volume of each Express Patient of an Authorized Customer Location using the Express Monthly Dialysis Supplies for the System One. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - EXPRESS MONTHLY DIALYSIS SUPPLIES

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
Express Monthly Dialysis Supplies for the NxStage System One
EX-15-N-4-SUP	4x week 15L	[**]	[**]	[**]
EX-15-N-5-SUP	5x week 15L	[**]	[**]	[**]
EX-15-N-6-SUP	6x week 15L	[**]	[**]	[**]
EX-15-N-7-SUP	7x week 15L	[**]	[**]	[**]
EX-15-N-E-SUP	EOD 15L	[**]	[**]	[**]
EX-20-N-4-SUP	4x week 20L	[**]	[**]	[**]
EX-20-N-5-SUP	5x week 20L	[**]	[**]	[**]
EX-20-N-6-SUP	6x week 20L	[**]	[**]	[**]
EX-20-N-7-SUP	7x week 20L	[**]	[**]	[**]
EX-20-N-E-SUP	EOD 20L	[**]	[**]	[**]
EX-25-N-4-SUP	4x week 25L	[**]	[**]	[**]
EX-25-N-5-SUP	5x week 25L	[**]	[**]	[**]
EX-25-N-6-SUP	6x week 25L	[**]	[**]	[**]
EX-25-N-7-SUP	7x week 25L	[**]	[**]	[**]
EX-25-N-E-SUP	EOD 25L	[**]	[**]	[**]
EX-30-N-4-SUP	4x week 30L	[**]	[**]	[**]
EX-30-N-5-SUP	5x week 30L	[**]	[**]	[**]
EX-30-N-6-SUP	6x week 30L	[**]	[**]	[**]
EX-30-N-7-SUP	7x week 30L	[**]	[**]	[**]
EX-30-N-E-SUP	EOD 30L	[**]	[**]	[**]
EX-35-N-4-SUP	4x week 35L	[**]	[**]	[**]
EX-35-N-5-SUP	5x week 35L	[**]	[**]	[**]
EX-35-N-6-SUP	6x week 35L	[**]	[**]	[**]
EX-35-N-E-SUP	EOD 35L	[**]	[**]	[**]

June 2016 Pricing Only
Part #	Tx Freq & Volume	[**]	[**]	[**]
EX-40-N-4-SUP	4x week 40L	[**]	[**]	[**]
EX-40-N-5-SUP	5x week 40L	[**]	[**]	[**]
EX-40-N-6-SUP	6x week 40L	[**]	[**]	[**]
EX-40-N-E-SUP	EOD 40L	[**]	[**]	[**]
EX-45-N-4-SUP	4x week 45L	[**]	[**]	[**]
EX-45-N-5-SUP	5x week 45L	[**]	[**]	[**]
EX-45-N-6-SUP	6x week 45L	[**]	[**]	[**]
EX-45-N-E-SUP	EOD 45L	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

Customer shall pay all invoices for Monthly Dialysis Supplies in June 2016 no later than [**].

Starting July 1, 2016, the table below sets forth the Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One for each [**] during the Term based on the prescribed treatment frequency and fluid volume of each PureFlow Patient of an Authorized Customer Location using the PureFlow SL Monthly Dialysis Supplies for the System One. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - PUREFLOW SL MONTHLY DIALYSIS SUPPLIES

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]*	[**]	[**]	[**]*	[**]	[**]	[**]*
PureFlow SL Monthly Dialysis Supplies for the NxStage System One^
PF-17-N-6-SUP	6x week 17L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-4-SUP	4x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-5-SUP	5x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-6-SUP	6x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-7-SUP	7x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-E-SUP	EOD 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-20-N-O-SUP	2 On 1 Off 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-4-SUP	4x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-5-SUP	5x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-6-SUP	6x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-7-SUP	7x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-E-SUP	EOD 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-25-N-O-SUP	2 On 1 Off 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-4-SUP	4x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-5-SUP	5x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-6-SUP	6x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-7-SUP	7x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-E-SUP	EOD 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-30-N-O-SUP	2 On 1 Off 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-35-N-4-SUP	4x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-35-N-5-SUP	5x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-35-N-6-SUP	6x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-35-N-E-SUP	EOD 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-35-N-O-SUP	2 On 1 Off 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-40-N-4-SUP	4x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-40-N-5-SUP	5x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-40-N-6-SUP	6x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-40-N-E-SUP	EOD 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-40-N-O-SUP	2 On 1 Off 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-50-N-4-SUP	4x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-50-N-5-SUP	5x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-50-N-6-SUP	6x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-50-N-E-SUP	EOD 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-50-N-O-SUP	2 On 1 Off 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-60-N-4-SUP	4x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-60-N-5-SUP	5x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-60-N-6-SUP	6x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-60-N-E-SUP	EOD 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
PF-60-N-O-SUP	2 On 1 Off 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

^ The Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One includes a [**].

† The Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One for [**] may be adjusted pursuant to Section 3 of this Schedule B-1.

Starting July 1, 2016, the table below sets forth the Purchase Price for the PureFlow SL Monthly Dialysis Supplies for the System One S for each [**] during the Term based on the prescribed treatment frequency and fluid volume of each PureFlow Patient of an Authorized Customer Location using the PureFlow SL Monthly Dialysis Supplies for the System One S. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - PUREFLOW SL MONTHLY DIALYSIS SUPPLIES

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]*	[**]	[**]	[**]*	[**]	[**]	[**]*
PureFlow SL Monthly Dialysis Supplies for the NxStage System One S^
HF-17-N-6-SUP	6x week 17L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-4-SUP	4x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-5-SUP	5x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-6-SUP	6x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-7-SUP	7x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-E-SUP	EOD 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-20-N-O-SUP	2 On 1 Off 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-4-SUP	4x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-5-SUP	5x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-6-SUP	6x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-7-SUP	7x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-E-SUP	EOD 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-25-N-O-SUP	2 On 1 Off 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-4-SUP	4x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-5-SUP	5x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-6-SUP	6x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-7-SUP	7x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-E-SUP	EOD 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-30-N-O-SUP	2 On 1 Off 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-35-N-4-SUP	4x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-35-N-5-SUP	5x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-35-N-6-SUP	6x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-35-N-E-SUP	EOD 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-35-N-O-SUP	2 On 1 Off 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-40-N-4-SUP	4x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-40-N-5-SUP	5x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-40-N-6-SUP	6x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-40-N-E-SUP	EOD 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-40-N-O-SUP	2 On 1 Off 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-50-N-4-SUP	4x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-50-N-5-SUP	5x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-50-N-6-SUP	6x week 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-50-N-E-SUP	EOD 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-50-N-O-SUP	2 On 1 Off 50L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-60-N-4-SUP	4x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-60-N-5-SUP	5x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-60-N-6-SUP	6x week 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-60-N-E-SUP	EOD 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
HF-60-N-O-SUP	2 On 1 Off 60L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

^ The Purchase Price for PureFlow SL Monthly Dialysis Supplies for the System One S includes [**].

†The Purchase Price for PureFlow SL Monthly Dialysis Supplies for the System One S for [**] may be adjusted pursuant to Section 3 of this Schedule B-1.

Starting July 1, 2016, the table below sets forth the Purchase Price for the Express Monthly Dialysis Supplies for the System One for each [**] during the Term based on the prescribed treatment frequency and fluid volume of each Express Patient of an Authorized Customer Location using the Express Monthly Dialysis Supplies for the System One. For purposes of the table below, “EOD” means every other day.

NXSTAGE PRICE LIST - EXPRESS MONTHLY DIALYSIS SUPPLIES

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Express Monthly Dialysis Supplies for the NxStage System One
EX-15-N-4-SUP	4x week 15L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-15-N-5-SUP	5x week 15L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-15-N-6-SUP	6x week 15L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-15-N-7-SUP	7x week 15L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-15-N-E-SUP	EOD 15L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-20-N-4-SUP	4x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-20-N-5-SUP	5x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-20-N-6-SUP	6x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-20-N-7-SUP	7x week 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-20-N-E-SUP	EOD 20L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-25-N-4-SUP	4x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-25-N-5-SUP	5x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-25-N-6-SUP	6x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-25-N-7-SUP	7x week 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-25-N-E-SUP	EOD 25L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-30-N-4-SUP	4x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-30-N-5-SUP	5x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-30-N-6-SUP	6x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-30-N-7-SUP	7x week 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-30-N-E-SUP	EOD 30L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-35-N-4-SUP	4x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-35-N-5-SUP	5x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-35-N-6-SUP	6x week 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-35-N-E-SUP	EOD 35L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

		[**]			[**]			[**]
Part #	Tx Freq & Volume	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-40-N-4-SUP	4x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-40-N-5-SUP	5x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-40-N-6-SUP	6x week 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-40-N-E-SUP	EOD 40L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-45-N-4-SUP	4x week 45L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-45-N-5-SUP	5x week 45L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-45-N-6-SUP	6x week 45L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
EX-45-N-E-SUP	EOD 45L	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*Calculated in accordance with Section 2(A) of this Schedule B-1.

†The Purchase Price for Express Monthly Dialysis Supplies for the System One for [**] may be adjusted pursuant to Section 3 of this Schedule B-1.

2.    Additional Billing Terms

A.
Monthly Purchase Prices. Each calendar month, subject to Section 10(a) of the Agreement, NxStage will invoice Customer for the Monthly Dialysis Supplies at the applicable “Monthly Purchase Price” set forth in the applicable table in Section 1 of this Schedule B-1 above for each then-outstanding [**]. NxStage calculates the Monthly Purchase Price by: (i) multiplying the [**] in each [**] for the applicable calendar month by [**] (each such [**], a “[**]”) and (ii) then multiplying the product of romanette (i) of this paragraph by the applicable “Purchase Price [**]” as set forth in the applicable table in Section 1 of this Schedule B-1 above.

B.	Additional Amounts Owed for PureFlow SL Monthly Dialysis Supplies.

a.
Each calendar quarter, NxStage will divide the sum of all SAKs (as defined below) [**] for all PureFlow Patients during such calendar quarter (based on the number of [**] for such calendar quarter) by the sum of all PureFlow Patient Months (as defined below) in such calendar quarter (the “Average Monthly SAK [**]”). A “PureFlow Patient Month” means, with respect to each PureFlow Patient for a particular calendar month, an amount equal to the quotient of the number of calendar days such PureFlow Patient would be able to receive [**] in such particular calendar month (taking into account such PureFlow Patient’s start date in such calendar month and prescribed therapy frequency) divided by the number of calendar days such PureFlow Patient would have been able to receive [**] in such particular calendar month if the PureFlow Patient had started [**] on the first day of such calendar month(taking into account such PureFlow Patient’s prescribed therapy frequency). “SAK” means each bag of dialysate concentrate designed for use with the PureFlow SL. For purposes of clarity, a case of SAKs consists of two (2) SAKS.

ii.
If, in any calendar quarter, the Average Monthly SAK [**] is greater than [**] cases of SAKs per PureFlow Patient (the “SAK Initial Threshold”) and less than or equal to [**] cases of SAKs per PureFlow Patient, then NxStage shall [**] equal to the result of the following calculation (which shall result in an [**] only on the [**] which caused Customer to exceed the SAK Initial Threshold):

[[(Average Monthly SAK [**] minus [**])] * [Total number of PureFlow Patient Months in such calendar quarter] * [[**]]]

iii.
If, in any calendar quarter, the Average Monthly SAK [**] is greater than [**] cases of SAKs per PureFlow Patient (the “SAK Increased Threshold”), then NxStage shall [**] equal to the sum of the results of the following calculation (which shall result in an [**] only on the [**] which caused Customer to exceed the SAK Increased Threshold):

1)	[[([**] minus [**])] * [Total number of PureFlow Patient Months in such calendar quarter] * [[**]]]
+

2)	[[(Average Monthly SAK [**] minus [**])] * [Total number of PureFlow Patient Months in such calendar quarter] * [[**]]]

C.	Additional Amounts Owed for Express Monthly Dialysis Supplies.

i.
Each calendar quarter, NxStage will divide the sum of all RFPs (as defined below) [**] for all Express Patients during such calendar quarter (based on the number of [**] for such calendar quarter) by the sum of all Express Patient Months (as defined below) in such calendar quarter (the “Average Monthly RFP [**]”). A “Express Patient Month” means, with respect to each Express Patient for a particular calendar month, an amount equal to the quotient of the number of calendar days such Express Patient would be able to [**] in such particular calendar month (taking into account such Express Patient’s start date in such calendar month and prescribed therapy frequency) divided by the number of calendar days such Express Patient would have been able to [**] in such particular calendar month if the Express Patient had started [**] on the first day of such calendar month (taking into account such Express Patient’s prescribed therapy frequence). “RFP” means each five (5) liter bag of pre-packaged dialysate fluids. For purposes of clarity, a case of RFPs consists of two (2) RFPs.

ii.
If, in any calendar quarter, the Average Monthly RFP [**] is greater than [**] cases of RFPs per Express Patient (the “RFP Initial Threshold”) and less than or equal to [**] cases of RFPs per Express Patient, then NxStage shall [**] equal to the result of the following calculation (which shall result in an [**] only on the [**] which caused Customer to exceed the RFP Initial Threshold):

[[(Average Monthly RFP [**] minus [**])] * [Total number of Express Patient Months in such calendar quarter] * [[**]]]

iii.
If, in any calendar quarter, the Average Monthly RFP [**] is greater than [**] cases of RFPs per Express Patient (the “RFP Increased Threshold”), then NxStage shall [**] equal to the sum of the results of the following calculation (which shall result in an [**] only on the [**] which caused Customer to exceed the RFP Increased Threshold):

1)	[[([**])] * [Total number of Express Patient Months in such calendar quarter] * [[**]]]
+

2)	[[(Average Monthly RFP [**] minus [**])] * [Total number of Express Patient Months in such calendar quarter] * [[**]]]

3.    Purchase Price Adjustment for [**].

If the Qualified Net Purchases of Monthly Dialysis Supplies (as defined in Section 4(A) below) do not total at least [**] during the calendar quarter commencing on [**] and ending on [**], then: (a) the applicable “Purchase Price [**]” for the Monthly Dialysis Supplies during [**] shall be as set forth in the table below (instead of the applicable “Purchase Price [**]” for the Monthly Dialysis Supplies for [**] as shown in the applicable table above in Section 1 of this Schedule B-1) and (b) the applicable “Monthly Purchase Price” for [**] shall be recalculated in accordance with Section 2(A) of this Schedule B-1 above using the applicable “Purchase Price [**]” set forth in the table below (instead of the applicable “Purchase Price [**]” for the Monthly Dialysis Supplies for [**] as shown in the applicable table above in Section 1 of this Schedule B-1).

Purchase Price [**]
PureFlow SL Monthly Dialysis Supplies for the System One and the System One S	[**]
Express Monthly Dialysis Supplies	[**]

4.    Rebates.

A.
[**] Rebates. During each calendar quarter commencing on [**] through [**] (the “[**] Rebate Period”), Customer shall be eligible to earn a rebate as set forth in the “[**] Rebate Table” below on all Qualified Net Purchases of Monthly Dialysis Supplies (as defined below) in such calendar quarter, if the Qualified Net Purchases of Monthly Dialysis Supplies during such calendar quarter achieves one of the tiers set forth in the “[**] Rebate Table” below (each, a “[**] Rebate” and collectively , the “[**] Rebates”). The applicable amount of a [**] Rebate for a calendar quarter during the [**] Rebate Period shall be calculated by multiplying all Qualified Net Purchases of Monthly Dialysis Supplies during such applicable calendar quarter by the rebate dollar amount applicable to the rebate tier achieved by Customer pursuant to the “[**] Rebate Table” below during such applicable calendar quarter. For example, if in the calendar quarter ending [**], Customer made [**] Qualified Net Purchases of Monthly Dialysis Supplies, Customer shall earn a [**] Rebate for such calendar quarter in an amount equal to [**] (i.e., [**] x [**]). For purposes of this Schedule B-1, “Qualified Net Purchases of Monthly Dialysis Supplies” means, subject to the following paragraph, all Monthly Dialysis Supplies purchased by Customer and the Authorized Customer Locations from NxStage for [**], less credits based on returns pursuant to Section 9, documented hospitalizations pursuant to Section 10, and permanent discontinuations of therapy pursuant to Section 10.

Qualified Net Purchases of Monthly Dialysis Supplies shall not include Monthly Dialysis Supplies purchased by Customer and the Authorized Customer Locations from NxStage for patients (i) subject to a New Agreement, (ii) prescribed to receive therapy with the System in a [**] setting (it being understood that patients performing home care in [**] shall be counted for purposes of the Qualified Net Purchases of Monthly Dialysis Supplies; provided that such patients’ therapy is not performed in a facility where such facility staff or Customer or Authorized Customer Location staff is performing or assisting with the treatment, or where more than [**] is receiving therapy with a [**] System in such facility or where [**] or more System patients are in such facility), (iii) acquired by Customer or any Authorized Customer Location in connection with a [**] Acquisition or the entry into of a [**] Management Contract with any [**] Site (each, an “Acquired [**] Site”, and the acquisition of each such Acquired [**] Site hereinafter referred to as a “[**] Site Acquisition” and collectively as the “[**] Site Acquisitions”) during the Term (the “Excluded [**] Transactions”, and such acquired patients, as set forth in this subsection (iii) shall be hereinafter referred to as the “Excluded [**] Transaction Patients”), (iv) acquired by Customer or any Authorized Customer Location on or after the Third Amendment Effective Date (1) through the purchase of facilities (other than [**] Sites) which have, or did have, any type of program with NxStage with respect to the purchase, sale or rental of the System for home use during the [**] months prior to the closing date of the acquisition (each, an “Acquired Non-[**] Site”, and the acquisition of each such Acquired Non-[**] Site hereinafter referred to as a “Non-[**] Site Acquisition” and collectively as the “Non-[**] Site Acquisitions”), or (2) under any management contract, joint venture or other similar transaction entered into subsequent to the Third Amendment Effective Date with any facility (other than any [**] Site) (each, a “Non-[**] Site”) which has, or did have, any type of program with NxStage with respect to the purchase, sale or rental of the System during the [**] months prior to the effective date of any such management contract, joint venture or similar transaction (each, a “Non-[**] Management Contract Site”) (the management contract, joint venture or similar transaction relationship with such Non-[**] Management Contract Sites hereinafter referred to as “Non-[**] Management Contracts”, and together with the Non-[**] Site Acquisitions, collectively the “Excluded Non-[**] Transactions”) (such acquired patients, as set forth in subsections (1) and (2) of this subsection (iv) shall be hereinafter referred to as the “Excluded Non-[**] Transaction Patients”), (v) that are added subsequent to the Acquisition Date (as defined below) of any Acquired [**] Site, Acquired Non-[**] Site or Non-[**] Management Contract Site if the Qualified Net Purchases of Monthly Dialysis Supplies from such sites in any calendar quarter exceeds more than [**] of the Authorized Customer Locations’ aggregate Qualified Net Purchases of Monthly Dialysis Supplies in the prior calendar quarter, or (vi) that are added by any [**] Site from and after the effective date of any [**] Management Contract entered into by such [**] Site (the “Excluded New [**] Management Contract Patients”, and together with the Excluded [**] Transaction Patients and the Excluded Non-[**] Transaction Patients, the “Excluded Acquired Patients”). The number of Excluded [**] Transaction Patients and Excluded Non-[**] Transaction Patients shall be measured as of the effective date of the applicable [**] Management Contract or Non-[**] Management Contract, and as of the closing date of the applicable [**] Site Acquisition or Non-[**] Site Acquisition (each of such dates referred to herein for purposes of this paragraph as the “Acquisition Date”), and shall also include all patients that transfer from the relevant [**] Site or Non-[**] Site to an Authorized Customer Location during the [**] months prior to the applicable Acquisition Date (the “Excluded Pre-Acquisition Date Patient Transfers”). All Excluded Acquired Patients which transfer to an Authorized Customer Location subsequent to the Acquisition Date, as well as all Excluded Pre-Acquisition Date Patient Transfers shall also be excluded from the Qualified Net Purchase of Monthly Dialysis Supplies. The number of Qualified Net Purchases of Monthly Dialysis Supplies for Excluded Acquired Patients shall continue to be deducted at all times during the Term from the aggregate Qualified Net Purchases of Monthly Dialysis Supplies, irrespective of whether or not such Excluded Acquired Patients are no longer on therapy with the System One at any time during the Term.

For the sake of clarity, with respect to Section 4 of this Schedule B-1, (x) Monthly Dialysis Supplies shall be deemed to have been purchased on the date that NxStage invoices Customer or any Authorized Customer Location for the Monthly Dialysis Supplies and (y) adjustments for credits will be applied during the calendar quarter in which NxStage issues the credit to Customer (notwithstanding the fact that it may relate to an event in a prior calendar quarter).

[**] Rebate Table
Q3		Q4
Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

B.
[*] Rebates. During each calendar quarter during the period of [**] through [**] (the “[**] Rebate Period”), Customer shall be eligible to earn a rebate as set forth in the “[**] Rebate Table” below on all Qualified Net Purchases of Monthly Dialysis Supplies in such calendar quarter, if the Qualified Net Purchases of Monthly Dialysis Supplies during such calendar quarter achieves one of the tiers set forth in the “[**] Rebate Table” below (each, a “[**] Rebate” and collectively, the “[**] Rebates”). The applicable amount of a [**] Rebate for a calendar quarter during the [**] Rebate Period shall be calculated by multiplying all Qualified Net Purchases of Monthly Dialysis Supplies during such applicable calendar quarter by the rebate dollar amount applicable to the rebate tier achieved by Customer pursuant to the “[**] Rebate Table” below during such applicable calendar quarter.

[**] Rebate Table
Q1		Q2		Q3		Q4
Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

C.
[**] Rebates. During each calendar quarter during the period of [**] through [**] (the “[**] Rebate Period”), Customer shall be eligible to earn a rebate as set forth in the “[**] Rebate Table” below on all Qualified Net Purchases of Monthly Dialysis Supplies in such calendar quarter, if the Qualified Net Purchases of Monthly Dialysis Supplies during such calendar quarter achieves one of the tiers set forth in the “[**] Rebate Table” below (each, a “[**] Rebate” and collectively, the “[**] Rebates” and collectively with the [**] Rebates and the [**] Rebates, each a “Rebate” and collectively, the “Rebates”). The applicable amount of a [**] Rebate for a calendar quarter during the [**] Rebate Period shall be calculated by multiplying all Qualified Net Purchases of Monthly Dialysis Supplies during such applicable calendar quarter by the rebate dollar amount applicable to the rebate tier achieved by Customer pursuant to the “[**] Rebate Table” below during such applicable calendar quarter.

[**] Rebate Table
Q1		Q2		Q3		Q4
Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount	Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers	Rebate Dollar Amount
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

D.
Rebate Payment. Any Rebate owed shall be paid by NxStage to Customer within [**] days after the applicable calendar quarter. During this [**] day period, NxStage reserves the right to ask for additional documentation supporting the calculation of Qualified Net Purchases of Monthly Dialysis Supplies for the applicable calendar quarter, including a reconciliation of active [**] for the quarter, and a review of any discontinuations of patient therapy. NxStage shall make all payments of any Rebate earned by Customer via electronic funds transfer (“EFT”) using the EFT information provided by Customer to NxStage. Upon the early termination of this Agreement for any reason, NxStage shall, within [**] days of such termination of this Agreement for any reason, pay each Rebate earned by Customer through the date of such termination of this Agreement for any reason. If the termination of this Agreement for any reason occurs during a calendar quarter so that such calendar quarter is not complete at the time of the termination of this Agreement for any reason, then each tier under the heading “Qualified Net Purchases of Monthly Dialysis Supplies Rebate Tiers” set forth in the “[**] Rebate Table” above, the “[**] Rebate Table” above, or the “[**] Rebate Table” above, as applicable, for the applicable calendar quarter (and not the Rebate Dollar Amount in the “[**] Rebate Table” above, the “[**] Rebate Table” above, or the “[**] Rebate Table” above, as applicable) shall be adjusted by multiplying an amount equal to: (a) the quotient of the number of days when the Agreement was in effect during the applicable calendar quarter divided by (b) ninety (90). Any failure of Customer to earn a Rebate during any applicable calendar quarter shall not affect Customer’s ability to earn a Rebate during any other applicable calendar quarter.

5.    Reserve Quantity Inventory Pricing

If at the time of the initial Patient Prescription Monthly Standing Order for a Patient, a reserve of [**] of the Monthly Dialysis Supplies is required (the “Reserve Quantity Inventory”), the Purchase Price for the Reserve Quantity Inventory shall be determined as set forth in the table below:

Reserve Quantity Inventory (placed at the time of initial patient prescription)
[**]	[**] of the “Monthly Purchase Price” set forth in the applicable table above based on such Patient’s prescribed treatment frequency and fluid volume
[**]	[**] of the “Monthly Purchase Price” set forth in the applicable table above based on such Patient’s prescribed treatment frequency and fluid volume

6.    Pricing Eligibility Requirement.

Customer shall not be eligible for any Rebate under this Schedule B-1 unless (a) Customer is not in material breach of any of the provisions of the Agreement (taking into account any applicable cure period set forth in the Agreement), and (b) Customer is current in all of its payment obligations to NxStage, and no payment owed by Customer to NxStage hereunder is past due; provided that the Rebates set forth in this Schedule B-1 may be earned if Customer’s past due undisputed invoices are less than [**] in total. Amounts disputed in good faith by Customer pursuant to the provisions of Section 6 of the Agreement shall not impact Customer’s eligibility for any of the Rebates set forth in this Schedule B-1.

7.    Reporting. All discounts and rebates provided pursuant to this Schedule B, are “Discounts or Other Reductions in Price” to Customer under 42 U.S.C. § 1320a-7b(b)(3)(A) of the Social Security Act, and shall be properly reported by Customer on applicable Medicare and Medicaid claims and cost reports in accordance with the terms and conditions of Section 7 of the Agreement.

Schedule B-2
Chronic Outpatient Therapy Agreement
Ancillary/Replacement Supplies

1.	ANCILLARY PRODUCTS AND CUSTOMER AUTHORIZATION

The pricing set forth in the table below titled “Ancillary/Replacement Supplies” applies to all Ancillary/Replacement Supplies (as defined below) purchased by Customer or any Authorized Customer Location during the Term. All purchases of Ancillary/Replacement Supplies must be initiated by a valid purchase order. NxStage will not ship any Ancillary/Replacement Supplies to any Authorized Customer Location without the prior consent of such Authorized Customer Location. For purposes hereof, “Ancillary/Replacement Supplies” means the individual products set forth in the table below not explicitly included in the Monthly Dialysis Supplies or items the use of which exceeds a Patient’s applicable prescribed treatment frequency and fluid volume or is above standard usage levels.

ANCILLARY/REPLACEMENT SUPPLIES

Part Number	Category	Description	Quantity	Purchase Price
ANC-200	Consumables	Drain Line extension	24/Case	[**]
CAR-124	Consumables	Cartridge w/o preattached dialyzer	6/Case	[**]
CAR-170	Consumables	Cartridge Express	6/Case	[**]
CAR-172	Consumables	Cartridge Express with medication ports	6/case	[**]
DTK-001	Consumables	Dialysate Test Kit	25/Case	[**]
FWS-206-B	Consumables	ComfortmateTM Warmer Disposable w/ 6 MLA lines	24/Case	[**]
FWS-209-B	Consumables	Comfortmate Warmer Disposable w/ 9 MLA lines	24/Case	[**]
FWS-304	Consumables	Express Warmer Disposable w/ 4 MLA lines	24/Case	[**]
FWS-308	Consumables	Express Warmer Disposable w/ 8 MLA lines	24/Case	[**]
NX25-0561	Consumables	PureFlow SL Drain Line Cleaning product	Each	[**]
PAK-001	Consumables	PureFlowTM SL PAK	Each	[**]
RFP-204	Consumables	Express Premixed Dialysate, 5L, Lactate 40 mEq/L, 1K	2/Case	[**]
RFP-205	Consumables	Express Premixed Dialysate, 5L, Lactate 35 mEq/L, 3K	2/Case	[**]
RFP-207	Consumables	Express Premixed Dialysate, 5L, Lactate 45 mEq/L, 1K	2/Case	[**]
RFP-209	Consumables	Express Premixed Dialysate, 5L, Lactate 45 mEq/L, 2K	2/Case	[**]
RFP-211	Consumables	Express Premixed Dialysate, 5L, Lactate 40 mEq/L, 2K	2/Case	[**]
SAK-301	Consumables	PureFlow SL SAK, 60L Lactate 45 mEq/L, 1K	2/Case	[**]
SAK-302	Consumables	PureFlow SL SAK, 60L Lactate 40 mEq/L, 1K	2/Case	[**]
SAK-303	Consumables	PureFlow SL SAK - 50L Lactate 45 mEq/L, 1K	2/Case	[**]
SAK-304	Consumables	PureFlow SL SAK - 60L Lactate 45 mEq/L, 2K	2/Case	[**]
SAK-305	Consumables	PureFlow SL SAK - 40L Lactate 45 mEq/L, 1K	2/Case	[**]
SAK-306	Consumables	PureFlow SL SAK - 50L Lactate 45 mEq/L, 2K	2/Case	[**]
SAK-307	Consumables	PureFlow SL SAK - 50L Lactate 40 mEq/L, 1K	2/Case	[**]
SAK-401	Consumables	PureFlow SL SAK, 60L Lactate 45 mEq/L, 1K^	2/Case	[**]
SAK-402	Consumables	PureFlow SL SAK, 60L Lactate 40 mEq/L, 1K^	2/Case	[**]
SAK-403	Consumables	PureFlow SL SAK - 50L Lactate 45 mEq/L, 1K^	2/Case	[**]
SAK-404	Consumables	PureFlow SL SAK - 60L Lactate 45 mEq/L, 2K^	2/Case	[**]
SAK-405	Consumables	PureFlow SL SAK - 40L Lactate 45 mEq/L, 1K^	2/Case	[**]
SAK-406	Consumables	PureFlow SL SAK - 50L Lactate 45 mEq/L, 2K^	2/Case	[**]
SAK-407	Consumables	PureFlow SL SAK - 50L Lactate 40 mEq/L, 1K^	2/Case	[**]
TNPK-204	Consumables	Ten cases of RFP-204	10 Cases/Each	[**]
TNPK-205	Consumables	Ten cases of RFP-205	10 Cases/Each	[**]
TNPK-207	Consumables	Ten cases of RFP-207	10 Cases/Each	[**]
TNPK-209	Consumables	Ten cases of RFP-209	10 Cases/Each	[**]
TNPK-211	Consumables	Ten cases of RFP-211	10 Cases/Each	[**]

Part Number	Category	Description	Quantity	Purchase Price
NX0153-P	Accessories	Wheeled Base/Cycler Stand	Each	[**]
NC1012	Accessories	Soft-sided Travel Case	Each	[**]
NC1079	Accessories	Hard-sided Travel Case	Each	[**]
NX2000-3	Accessories	PureFlow SL Wheeled Base	Each	[**]
FW-300-1	Accessories	Express Fluid Warmer Accessory Kit	Each	[**]
NX1348	Accessories	Extended Cycler Base and Filter Holder	Each	[**]
NX1373	Accessories	Leak Detection System	Each	[**]
NX0642	Accessories	Cycler Base and Fluid Detection Sensor	Each	[**]
NX0664	Accessories	Fluid Detection Sensor	Each	[**]
APM517	Accessories	Molded Plastic Cycler Replica	Each	[**]
NC1816-1**	Packaging	Cycler Packaging	Each	[**]
NC3219**	Packaging	FW-200 Packaging	Each	[**]
NX0601**	Packaging	FW-300 Packaging	Each	[**]
NX0624**	Packaging	FW-300-1 Packaging	Each	[**]
NC0742**	Packaging	Cycler Stand (NX0248-P) box	Each	[**]
NC0380**	Packaging	IV pole shipping tube	Each	[**]
NC2980**	Packaging	PureFlow SL Control Unit Packaging	Each	[**]
NX0464**	Packaging	PureFlow Chassis Packaging	Each	[**]
NC4012*	Documentation	NxStage System One and NxStage System One S Chronic Cycler Users Guide	Each	[**]
NC5342*	Documentation	PureFlow SL User Guide for System One S^	Each	[**]
NC2327*	Documentation	PureFlow SL Users Guide	Each	[**]
NC1760	Documentation	Express Fluid Warmer User Guide (included in FW-300-1)	Each	[**]
NC0118*	Documentation	ComfortMate Fluid Warmer User Guide	Each	[**]
NC1344	Documentation	Troubleshooting Rinseback Tool	Each	[**]
NX0232-R	Replacement Parts - Cycler	Jewel Box Computer	Each	[**]
NX0740-A	Replacement Parts - Cycler	ConNxBox™ Computer (AT&T)	Each	[**]
NX0740-S	Replacement Parts - Cycler	ConNxBox™ Computer (Sprint)	Each	[**]
NC0746*	Replacement Parts - Cycler	USB thumb drive	Each	[**]
NX0424	Replacement Parts - Cycler	Adapter Feet for Cycler on PureFlow SL without Cycler Base	4/Pkg	[**]
NX0429-P	Replacement Parts - Cycler	Saline hook	Each	[**]
NX0593	Replacement Parts - Cycler	Filter tilter	Each	[**]
NX0248-01	Replacement Parts - Cycler	Table top stand and 4-hanger top for IV pole	Each	[**]
NX0248-02	Replacement Parts - Cycler	IV pole	Each	[**]
228	Replacement Parts - Cycler	4-hanger top for IV pole	Each	[**]
NC1292	Replacement Parts - Cycler	Screws to attach pole to stand	Each	[**]
NC0384	Replacement Parts - Cycler	Screws to attach hanger to pole	Each	[**]

86557030	Replacement Parts - Cycler	0.5 meter Warmer (FW-200) cord	Each	[**]
NX0599	Replacement Parts - Cycler-	Express Fluid Warmer Bag Cover	Each	[**]
NX0600	Replacement Parts - Cycler-	Express Fluid Warmer Bottom Mount	Each	[**]
NX0484	Replacement Parts - Cycler-	Express Fluid Warmer Top Mount	Each	[**]
NX0485	Replacement Parts - Cycler-	Express Fluid Warmer Collapsible Pole	Each	[**]
86557300	Replacement Parts - PFSL-	1 meter Chassis Interconnect cord	Each	[**]
NC3822	Replacement Parts - PFSL-	Replacement air filter & guard cover	Each	[**]
NC3823	Replacement Parts - PFSL-	Replacement air filter & guard filter	Each	[**]
NC0985	Replacement Parts - PFSL-	John Guest Check Valve	Each	[**]
NC1148	Replacement Parts - PFSL-	Aerator Adapter 15/16-27 Male X 55/	Each	[**]
NC1176	Replacement Parts - PFSL-	12' Power cord	Each	[**]
NC1180	Replacement Parts - PFSL-	Drain Saddle Valve	Each	[**]
NC1196	Replacement Parts - PFSL-	Diverter Aerator - Pull Down	Each	[**]
NX0305	Replacement Parts - PFSL-	Water connection kit - under sink	Each	[**]
NX0306	Replacement Parts - PFSL	20' Drain Line Kit	Each	[**]
NX0415	Replacement Parts - PFSL	Water connection kit - faucet	Each	[**]
NX0416	Replacement Parts - PFSL	Water connection kit - washer hook up	Each	[**]
NX0509	Replacement Parts - PFSL	USB cable (J1)	Each	[**]
NX0513	Replacement Parts - PFSL	Control Unit adapter	2/Case	[**]
NX0516	Replacement Parts - PFSL	PureFlow SL drain line replacement (NC0991 Raw)	Each	[**]
NX0517	Replacement Parts - PFSL	Water Supply Line Replacement	Each	[**]
NX2000-4*	Replacement Parts - PFSL	Pretreatment Kit (includes hookups, wtr lines, drain)	Each	[**]
SED-001	Replacement Parts - PFSL	Sediment filter for pre-treatment kit	Each	[**]

^ For use with the NxStage System One S only.
* May be included in a [**] redeployment package as needed for each new patient start.
** Shipping is [**] of the packaging material.

2.	VACATION/TRAVEL SUPPLIES/PUREFLOW EXPRESS BAG ALLOTMENT

NxStage will ship System cartridges and fluids (“System Supplies”) to support Patient travel only (a) within the Continental United States, Alaska and Hawaii and (b) on cruises departing from U.S. ports within the Continental United States (collectively, “Travel Locations”). There is [**] for the actual System Supplies shipped to Travel Locations as the [**] for Monthly Dialysis Supplies

as set forth in the applicable table in Schedule B-1. There may, however, be fees for administering and shipping System Supplies to Travel Locations as outlined below and in Schedule B-4. If Customer has notified NxStage that the traveling Patient is responsible for such fees, then the traveling Patient must remit such fees prior to NxStage shipping System Supplies to Travel Locations. There is [**] for the cancellation of a travel delivery, but any [**] already remitted are [**] for any reason. In order to support Patient travel to Travel Locations, NxStage must receive a prescription using the NxStage System One Vacation and Travel Form that is signed by the Patient’s physician (the “Travel Order”), requesting travel delivery at least [**] calendar days prior to the requested delivery date. NxStage is not obligated to accept any Travel Orders without such [**] calendar days’ notice. To avoid additional freight charges, as outlined in Schedule B-4, Travel Orders for the Continental United States must be submitted at least forty-five (45) days prior to the requested delivery date and Travel Orders for Alaska, Hawaii and cruises must be submitted at least sixty (60) calendar days prior to the requested delivery date. Additional freight charges may also apply for Travel Locations that are more than [**] miles from NxStage’s courier location (e.g., for delivery to remote areas). NxStage will not ship any System Supplies in less than full case quantities to satisfy special travel/vacation delivery requirements.
No Patient of any Authorized Customer Location may receive this travel benefit for more than [**] trips per Patient and for a maximum of [**] per calendar year (the “Travel Pricing Limitation”). Any requests for travel/vacation delivery: (i) in excess of the Travel Price Limitation, (ii) to locations outside of Travel Locations, (iii) in non-standard shipping volumes, or (iv) which are made with less than [**] calendar days’ notice, shall be subject to: (x) approval from NxStage and (y) additional shipping charges. NxStage shall act in good faith to make additional travel/vacation deliveries to the Authorized Customer Locations’ Patients at no additional charges, and shall give due consideration to the travel benefit unused by the Authorized Customer Locations’ other Patients.
All shipments of Monthly Dialysis Supplies to any Patient of any Authorized Customer Location shall be adjusted to account for any System Supplies delivered to any such traveling Patient of any Authorized Customer Location pursuant to Section 2 of this Schedule B-2. In connection with the delivery of any System Supplies pursuant to Section 2 of this Schedule B-2, NxStage will not arrange for delivery of Cyclers, Cabinets, Control Units, or Warmers. Each Patient of the Authorized Customer Locations shall be responsible for transporting Cyclers, Cabinets, Control Units, or Warmers, as applicable, according to the shipping directions provided by NxStage in the device Operator’s Manuals and other supplements as required, and Customer shall be responsible for any damages to such Cyclers, Cabinets, Control Units, or Warmers, as applicable, as a result of the transportation of such Cyclers, Cabinets, Control Units, or Warmers, as applicable, by a Patient of any Authorized Customer Location. In addition, NxStage will not perform equipment service swaps for those Patients traveling to Alaska, Hawaii or on cruises and such traveling Patients must have a backup therapy plan in the event of equipment failure. In no event will NxStage’s total liability to Customer and/or to any Authorized Customer Location for any costs or injury resulting from a delay or failure to deliver System Supplies to a patient’s Travel Location exceed [**], provided that prior to incurring any costs (including cancellation or change fees), Customer or its Authorized Customer Location shall communicate in good faith with NxStage to determine if there is a way to minimize or avoid such costs.

3.	PUREFLOW EXPRESS PREMIXED DIALYSATE BAGS ALLOTMENT

Moreover, an allotment of PureFlow Express Premixed Dialysate bags will be made available to Customer for distribution to the Authorized Customer Locations’ NxStage PureFlow SL patients [**] charge to allow for vacation, travel, and other usage. Allotments shall be made on an Authorized Customer Location basis. As of March 1, 2013, Customer’s aggregate balance was [**] cases. Thereafter, the balance shall be recalculated at the end of each calendar month per Authorized Customer Location according to the following formula:

•
Add: [**] cases of PureFlow Express Premixed Dialysate bags multiplied by the [**] of such Authorized Customer Location’s patients then prescribed to receive and receiving PureFlow SL Monthly Dialysis Supplies at home at the start of that calendar month;

•
Add: [**] cases of PureFlow Express Premixed Dialysate bags multiplied by the [**] of such Authorized Customer Location’s [**] PureFlow SL [**] that start at home during that [**] (adjusted, as appropriate, for [**]); and

•
Subtract: Actual shipments during that calendar month of cases of PureFlow Express Premixed Dialysate bags to such Authorized Customer Location’s patients then prescribed to receive and receiving PureFlow SL Monthly Dialysis Supplies, not including cases of PureFlow Express Premixed Dialysate bags: (a) purchased as part of an initial reserve inventory shipment in any such calendar month, (b) shipped in connection with a Product Recall (as defined in Schedule C) as to any such PureFlow Express Premixed Dialysate bags shipped by NxStage to any Authorized Customer Location for its PureFlow SL patients in any such calendar month, or (c) reshipped to its PureFlow SL patients in connection with any defects or damages in the shipment of any such cases of PureFlow Express Premixed Dialysate bags as further described in Sections 5(c) and 9 of the Agreement.

If the calculated balance as described above is negative, NxStage shall bill Customer for such negative balance at the applicable pricing set forth in the applicable table in Section 1 of Schedule B-1 and the balance will be reset to [**] to start the subsequent calendar month. Any positive balance shall be carried to the subsequent calendar month, provided such positive balance, in cases, will never exceed the number of such Authorized Customer Location’s patients then prescribed to receive and receiving PureFlow SL Monthly Dialysis Supplies at the end of that month multiplied by [**]. Balance information shall be provided to Customer upon Customer’s request.

4.	REDEPLOYMENT PACKAGES

If at any time during the Term, the use of a System by any Patient of any Authorized Customer Location that is no longer on NxStage therapy is transferred to another Patient of any Authorized Customer Location for any reason, NxStage shall at any Authorized Customer Locations’ request provide the applicable Products set forth in the table below to such other Patient depending on the type of System transferred to such other Patient (a “Redeployment Package”), [**] to Customer:

Part Number	Description	Part Number	Description
NX0731	Pre-Mixed Dialysate Patient Redeployment Kit	NX0730	PureFlow SL Patient Redeployment Kit
NC0118 or NC1760	ComfortMate Fluid Warmer User’s Guide	NC0118 or NC1760	ComfortMate Fluid Warmer User’s Guide
	NxStage Express Fluid Warmer User’s Guide		NxStage Express Fluid Warmer User’s Guide
NC4012	Bound System One User's Guide	NC4012	Bound System One User's Guide

NC2323	Cycler Base IFU	NC2327 or NC5342	PF Users Guide
NC1344	Rinseback Tool	CPM-001	Conductivity Preventative Maintenance
		NC2323	Cycler Base IFU
		NX2000-4	Pretreatment Kit (includes hookups, wtr lines, drain)
		NC3822	Replacement air filter & guard cover
		NC3823	Replacement air filter & guard filter
		NC1344	Rinseback Tool

5.	NEW PATIENT PACKAGES

Each new Patient of any Authorized Customer Location using Product NXS-02-PUR (in the case of a purchase by Customer on behalf of the applicable Authorized Customer Location at the pricing set forth on Schedule B-3) or Product NXS-02-MTM (in the case of a rental by Customer on behalf of the applicable Authorized Customer Location at the pricing set forth on Schedule B-3) shall receive the following Products, as applicable:

Part Number	Description	Part Number	Description
NX0807	Pre-Mixed Dialysate Patient Starter Kit	NX0809	Pre-Mixed Dialysate Patient Starter Kit
NX1000-3	NxStage System One S Chronic Cycler	NX1000-3	NxStage System One S Chronic Cycler
NX0740-S	ConNxBox with Sprint Modem	NX0232-R	Jewel Box
NX0642	Cycler Base and Fluid Detection Sensor	NX0642	Cycler Base and Fluid Detection Sensor
FW-300	Express Fluid Warmer	FW-300	Express Fluid Warmer
FW-300-1	Express Warmer Accessory Kit	FW-300-1	Express Warmer Accessory Kit
NC4012	Bound System One User's Guide	NC4012	Bound System One User's Guide
NC1344	Rinseback Tool	NC1344	Rinseback Tool

Part Number	Description
NX0808	Pre-Mixed Dialysate Patient Starter Kit
NX1000-3	NxStage System One S Chronic Cycler
NX0740-A	ConNxBox with AT&T Modem
NX0642	Cycler Base and Fluid Detection Sensor
FW-300	Express Fluid Warmer
FW-300-1	Express Warmer Accessory Kit
NC4012	Bound System One User's Guide
NC1344	Rinseback Tool
Each new Patient of any Authorized Customer Location using Product NXS-03-PUR (in the case of a purchase by Customer on behalf the applicable Authorized Customer Location at the pricing set forth on Schedule B-3) or Product NXS-03-MTM (in the case of a rental by Customer on behalf of the applicable Authorized Customer Location at the pricing set forth on Schedule B-3) shall receive the following Products, as applicable:

Part Number	Description	Part Number	Description
NX0811	PureFlow SL Patient Starter Kit	NX0813	PureFlow SL Patient Starter Kit
NX1000-3	NxStage System One S Chronic Cycler	NX1000-3	NxStage System One S Chronic Cycler
NX0740-S	ConNxBox with Sprint Modem	NX0232-R	Jewel Box
NX0642	Cycler Base and Fluid Detection Sensor	NX0642	Cycler Base and Fluid Detection Sensor
NX2000-1	PFSL Control Unit	NX2000-1	PFSL Control Unit
NX2000-4	Pretreatment Kit (includes hookups, wtr lines, drain)	NX2000-4	Pretreatment Kit (includes hookups, wtr lines, drain)
FW-300	Express Fluid Warmer	FW-300	Express Fluid Warmer
FW-300-1	Express Warmer Accessory Kit	FW-300-1	Express Warmer Accessory Kit
NX0429-P	Saline hook	NX0429-P	Saline hook
NC4012	Bound System One User's Guide	NC4012	Bound System One User's Guide
NC5342	PF Users Guide	NC5342	PF Users Guide
NX2000-2	PFSL Cabinet	NX2000-2	PFSL Cabinet
NC1344	Rinseback Tool	NC1344	Rinseback Tool

NX0812	PureFlow SL Patient Starter Kit
NX1000-3	NxStage System One S Chronic Cycler
NX0740-A	ConNxBox with AT&T Modem
NX0642	Cycler Base and Fluid Detection Sensor
NX2000-1	PFSL Control Unit
NX2000-4	Pretreatment Kit (includes hookups, wtr lines, drain)
FW-300	Express Fluid Warmer
FW-300-1	Express Warmer Accessory Kit
NX0429-P	Saline hook
NC4012	Bound System One User's Guide
NC5342	PF Users Guide
NX2000-2	PFSL Cabinet
NC1344	Rinseback Tool

Schedule B-3
Chronic Outpatient Therapy Agreement
Equipment Rental or Purchase

1.	PURCHASE OF SYSTEMS

The Purchase Price set forth in the table below titled “Purchased Systems” applies to all purchases of Systems during the Term. All purchases of Systems must be initiated by a valid purchase order. The Purchase Price set forth in the table below titled “Purchased Systems” is on a per System basis. All purchased Systems will be in good working order. Systems purchased may or may not be new. NxStage represents and warrants to Customer that any purchased Systems that are not new will be in the same operating condition as a new System.

PURCHASED SYSTEMS

Part Number	Item	[**]	[**]
NXS-03-PUR	Cycler (incl. Warmer), PFSL Control Unit, and Cabinet	[**]	[**]
NXS-02-PUR	Cycler (Including Warmer)	[**]	[**]
NXS-01-PUR	Cycler only	[**]	[**]
NX2000-1	PFSL Control Unit	[**]	[**]
NX2000-2	PFSL Cabinet	[**]	[**]
FW-200	Comfortmate Warmer	[**]	[**]
FW-300	Express Warmer	[**]	[**]

2.	RENTAL OF SYSTEMS

The pricing set forth in the table below titled “Rental Systems” applies to all rentals of Systems during the Term. All rentals of Systems must be initiated by a valid purchase order. The pricing set forth in the table below titled “Rental Systems” is on a per System basis. All rental Systems will be in good working order. Rental Systems may or may not be new.

RENTAL SYSTEMS

Part Number	Item	[**]	[**]	Code	Return Charge**
NXS-03-MTM	System for PFSL Patient (Cycler, Warmer, Control Unit, and Cabinet)	[**]	[**]	DSC-018	$[**]
NXS-02-MTM	System for Bag Patient (Cycler, Warmer)	[**]	[**]	DSC-014	$[**]
NX2000-1-MTM	PFSL Control Unit Only*	[**]	[**]	DSC-015	$[**]
NX2000-2-MTM	PFSL Cabinet Only*	[**]	[**]	DSC-016	$[**]
FW-X00-MTM	Warmer Only*	[**]	[**]	DSC-017	$[**]

* Notwithstanding any other term of this Agreement, including the terms set forth in Sections 9 and 11, rental and return charges shall apply when the number of Warmers in possession by Customer or any Authorized Customer Location exceeds the number of rented or purchased Cyclers under this Agreement, and when the number of PFSL Control Units or PFSL Cabinets exceed the number of rented or purchased systems for PureFlow SL patients. Such calculation shall be performed on an Authorized Customer Location basis.
** Charged at the time equipment is returned to NxStage consistent with NxStage’s product return procedures.

3.	RENTAL CAP

During the Term, including any extension thereof, the total number of Systems Ones (i.e. NXS-03-MTM, NXS-02-MTM, NX2000-1-MTM, NX2000-2-MTM or FW-X00-MTM) that Customer may rent from NxStage shall not exceed [**] (the “Rental Cap”) of the aggregate number of System Ones (i.e. NXS-03-PUR or NXS-02-PUR) (less any returns) that Customer purchased from NxStage from the Effective Date through the date of any calculation of the Rental Cap. The minimum rental period for any System must be for [**] full [**]. All rentals of Systems will be billed at the start of the calendar month. All rentals of a System will be automatically extended on a month-to-month basis until [**] days advance written cancellation notice is provided by Customer to NxStage.

4.	[**] EQUIPMENT

Customer may rent up to [**] Systems (i.e., Cycler, Warmer, and Stand, which may also include the PFSL Control Unit and Cabinet) in the aggregate across all of its Authorized Customer Locations (the “[**]”) on a month-to-month basis at the prices in the table below to be used solely for purposes of [**] (each, a “[**] System” and collectively, the “[**] Systems”).

Part Number	Item	Monthly Price
NXS-03-TRN	Cycler (incl.Warmer and Stand), PFSL Control Unit and Cabinet	$[**]
NXS-02-TRN	Cycler (incl.Warmer and Stand)	$[**]

To be eligible to rent a [**] System [**] set forth above, the following conditions must be satisfied:

•	The applicable [**] System (Cyclers, Warmers, Stands, and any PFSL Control Units and Cabinets) must be designated by serial number as [**] equipment;

•	The applicable [**] System may only be used in the [**] facility at the applicable Authorized Customer Location and may not be sent to a patient’s home; and

•	Customer shall [**] patients per calendar quarter at the Authorized Customer Location at which such applicable [**] System has been placed (collectively, the “[**] Conditions”).

If Customer does not meet the [**] Conditions with respect to a [**] System in any calendar quarter, [**] shall be given for such [**] System during any subsequent calendar quarter until the [**] Conditions are once again satisfied. Once the [**] Conditions are again satisfied in a calendar quarter, the [**] will be reinstated for the immediately following calendar quarter and each calendar quarter thereafter in which the [**] Conditions are satisfied. If Customer elects to stop renting a [**] System, it shall have the option to redeploy such [**] System to a Patient with a current Patient Prescription Monthly Standing Order or to return such [**] System to NxStage. If Customer elects to redeploy a [**] System, Customer will pay the appropriate monthly rental charge as described in Section 2 of this Schedule B-3. If Customer elects to return a [**] System, it shall pay the appropriate return shipping charges.

The [**] Systems shall be subject to the Rental Cap. NxStage shall in good faith [**] the [**] every [**] period during the Term commencing with June 30, 2013 and every [**] period thereafter (i.e., [**]) to that number of [**] Systems then rented in the Continental U.S. and Hawaii to other customers with NxStage home patients.

5.	SITE STARTUP/ADDITIONAL SITES

Customer must notify NxStage when it desires to add any new home hemodialysis program site as an Authorized Customer Location to Schedule A to this Agreement. Customer shall not be restricted from adding any new home hemodialysis program site as an Authorized Customer Location to Schedule A in any continental U.S. location; provided that: (a) NxStage in-service and [**] has been scheduled for each such new home hemodialysis program site (and NxStage shall use commercially reasonable efforts to promptly provide any such requested in-service and [**]), (b) Customer provides written certification to NxStage that at least [**] at such new home hemodialysis program site has been trained on the proper use and operation of the System One by other personnel of Customer or any Authorized Customer Location trained on the use of the System One, and (c) such new home hemodialysis program site has developed appropriate policies and procedures and [**] materials relating to the System One.

6.	OTHER

NxStage will on occasion supply products sourced from other suppliers as part of any Authorized Customer Locations’ Monthly Dialysis Supplies. NxStage reserves the right to supply its own products, once the same are Commercially Available, or to change the supplier of these products from time to time. NxStage expects to make additional products available for purchase by Customer and the Authorized Customer Locations from time to time.

Schedule B-4
Chronic Outpatient Therapy Agreement
Delivery Services

The table below sets forth the pricing for any special or expedited delivery services requested by Customer or any Authorized Customer Location and not included in the Purchase Price for any Product for which Customer or any Authorized Customer Location is requesting special or expedited delivery services. Any special or expedited delivery charges must be approved by Customer or the Authorized Customer Location requesting such special or expedited delivery services. The pricing for the special or expedited delivery services set forth in the tables below may be amended at NxStage’s discretion with [**] days advanced written notice to Customer.

The table below also sets forth the Standard Delivery Services (as defined below) that are subject to the requirements of this Schedule B-4 provided by NxStage to Customer and the Authorized Customer Locations [**]. For purposes of this Agreement, the term “Standard Delivery Services” means to the extent applicable to each Product the following: (a) the delivery of each such Product to the location designated on the applicable Patient Prescription Monthly Standing Order for a Patient which location shall be either: (i) such Patient’s front door and if such Patient is not home to a protected area near such Patient’s home or (ii) the Authorized Customer Location of such Patient, (b) inside delivery (over-the-threshold) of each such Product at a Patient’s home; provided that if a delivery consists of [**] or fewer boxes of the Monthly Dialysis Supplies, such delivery may be shipped via a small package carrier in which case inside delivery is not available for such delivery, (c) the placement of each such Product to a location in a Patient’s home for treatment administration or storage, as applicable, (d) upon the termination of therapy with respect to a Patient, the picking up of each such Product from such Patient’s home and the return of each such Product to the applicable Authorized Customer Location of such Patient, and (e) the swapping of each System that is not in Good Working Order (as defined in Section 2 of Schedule C) and in need of the services set forth in Section 2 of Schedule C to the Agreement for a replacement System that is in Good Working Order; provided that nothing herein shall require NxStage to hook up, assemble, or test any Product.

PUREFLOW SL

Part Number	Service	Charge
Standard	Standard Delivery Services	[**]
DSC-001	Inside delivery (over-the-threshold) with an appointment and a [**] hour delivery window.*	[**]
DSC-002	After hours delivery (after 5 PM)*	[**]
DSC-003	Weekend/holiday delivery*	[**]
DSC-004	Redelivery/partial delivery (e.g. patient refusal)	[**]
DSC-012	Additional deliveries per month ([**] per month is standard)	[**]
DSC-022	Assisted swaps for PureFlow SL Control Unit Assisted swaps for Cyclers	[**]

PUREFLOW EXPRESS (BAGS)

Part Number	Service	Charge
Standard	Standard Delivery Services	[**]
DSC-001	Inside delivery (over-the-threshold) with an appointment and a [**] hour delivery window.*	[**]
DSC-004	Redelivery/partial delivery (e.g., patient refusal)	[**]
DSC-002	After hours delivery (after 5 PM)*	[**]
DSC-003	Weekend/holiday delivery*	[**]
DSC-005	Additional deliveries per month ([**] per month is standard)	[**]
DSC-022	Assisted swaps for Cycler	[**]

EQUIPMENT/OTHER

Part Number	Service	Charge
Standard	Standard Delivery Services	[**]
DSC-006	Hardware/Supplies pickup from patient and return to Authorized Customer Location	[**]
DSC-007	Equipment packaging	[**]
DSC-010	After hours emergency delivery (after 5 PM)*	[**]
DSC-011	Request of shipment in less than normal lead time ([**] business days)	[**]
DSC-009
Cleaning of NxStage Equipment is available on a “swap” basis. Equipment returned for cleaning will be exchanged with “like new” equipment. Customer is responsible for equipment repairs beyond normal use and wear.
[**]
DSC-021	Hardware/Supplies delivery for new patient starts	[**]
DSC-023	System One S Exchange (returning a NxStage System One in exchange for a NxStage System One S, subject to the commercial availability of the NxStage System One S)	See chart below

Cumulative Number of Systems Exchanged	Fee per System Exchanged
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

OFF SCHEDULE SHIPMENTS

Part Number	Service	Charge
DSC-013	Shipping & handling for supplies & boxes	[**]
Freight	Equipment replacements (damage, loss)	[**]

* Where available - not available in all areas
+ Customer or an Authorized Customer Location, as applicable, will only be charged this fee if Customer requests the applicable service and Customer is not in compliance with the Pricing Eligibility Requirement (as described in Section 3 of Schedule B-1).

Fees for administering and shipping System Supplies to Travel Locations

Part Number	Service	Charge
TRV-001	Order processing fee - Cruises, Alaska & Hawaii	[**]
TRV-002	Freight charge - for Travel Orders for the Continental United States placed in >[**] days and < [**] days	[**]
TRV-003	Freight charge - for Travel Orders for Cruises placed in > [**] days and < [**] days	[**]
TRV-004	Freight charge - for Travel Orders for Alaska & Hawaii	[**]
TRV-005	Order change fee (for any changes (other than cancellation) after the initial Travel Order is placed)	[**]
TRV-006	Freight charge - for delivery to Travel Locations more than [**] miles from NxStage’s courier location	[**]

The Standard Delivery Services are provided by NxStage, [**] to Customer and the Authorized Customer Locations with respect to each Patient of Customer or an Authorized Customer Location residing within a [**] mile radius of the Authorized Customer Location responsible for such Patients’ care; provided that Customer is in compliance with the [**]). NxStage shall use its commercially reasonable efforts to provide the Standard Delivery Services to at least [**] of the Authorized Customer Locations’ Patients residing within a [**] mile radius of the Authorized Customer Location responsible for such Patients’ care. Whether or not Customer is in compliance with the [**]), for each patient residing outside a [**] mile radius of the Authorized Customer Location responsible for each such patient’s care, [**] charges may apply for the Standard Delivery Services.

Schedule C

Chronic Outpatient Therapy
Warranty; Service; and Recall

Schedule C
Chronic Outpatient Therapy
Warranty; Service; and Recalls

1.	REPRESENTATIONS AND WARRANTIES

EXCEPT AS OTHERWISE PROVIDED IN SECTION 12 OF THE AGREEMENT, NXSTAGE MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO ANY OF THE PRODUCTS, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

2.	SERVICE

During the Term, including any extensions thereto, NxStage shall repair and service all Products supplied to Customer or any Authorized Customer Location hereunder (whether leased or purchased), so the same shall be in good working order and fit for the indications described in their User’s Guides and package inserts when used in accordance with the instructions for use provided in such User’s Guides and package inserts. NxStage’s obligation to provide the services set forth in this Section 2 of Schedule C shall survive any termination of this Agreement and shall continue for the Service Term (as defined below). For purposes hereof, the term “Service Term” shall mean (a) for each System purchased directly by Customer or any of its affiliates (including any Authorized Customer Location) from NxStage (whether under this Agreement or under an earlier expired or terminated contract), the [**] year period following the purchase date of each such System, and (b) for each System acquired by Customer, any Customer affiliate, or any Authorized Customer Location or its affiliates pursuant to any transaction or series of transactions pursuant to which Customer, any Customer affiliate, or any Authorized Customer Location or any of its affiliates: (i) acquired the equity interests of a dialysis facility of any third party possessing the voting power to elect a majority of such dialysis facility’s board of directors, board of managers or members, general partner, or managing member or manager, as the case may be (whether by merger, consolidation, reorganization, combination, sale or transfer of the equity interests of such dialysis facility, or otherwise acquires the right to control such dialysis facility whether by securityholder or voting agreement, proxy, power of attorney, or otherwise), (ii) acquired all or substantially all of the assets of a dialysis facility of any third party, or (iii) entered into a management contract, joint venture, or other similar transaction with a dialysis facility of any third party relating to the provision of chronic hemodialysis therapy at such dialysis facility (each, an “Acquired Dialysis Site”), the [**] year period following the purchase date of each such System by such Acquired Dialysis Site, if such System was purchased by such Acquired Dialysis Site with [**] to offset a portion of the purchase price, or the [**] year period following the purchase date of each such System by such Acquired Dialysis Site, if such System was not purchased with [**]. For purposes of clarification, Systems that were rented by an Acquired Dialysis Site at the time such Acquired Dialysis Site is acquired by Customer, any Customer affiliate, or any Authorized Customer Location or any of its affiliates and which are later purchased by Customer or any Authorized Customer Location hereunder shall have a Service Term equal to the [**] year period following the purchase date of each such System; provided that such purchase is at the Purchase Price outlined in Schedule B-3 and [**] are not used to offset any portion of the Purchase Price for such System. A schedule of all Systems and all such Systems’ applicable Service Term (including any Systems purchased by Customer or any Authorized Customer Location prior to the Effective Date) is included as Attachment C-1 to this Schedule C, and shall be updated by NxStage upon any such changes to such schedule.

During the Term for Systems within the Service Term, the fees for the services set forth in this Section 2 of this Schedule C shall be included in the [**]; provided that if a purchased System is not in use (i.e. no monthly purchase volume of Monthly Dialysis Supplies is associated with the System) for [**] consecutive months, a service reinstatement fee of [**] will be charged when the System is returned for service. After the Term for Systems within the Service Term, the fees for the services set forth in this Section 2 of this Schedule C shall be included in [**] (as set forth in a subsequent agreement to be negotiated and mutually agreed to between the parties hereto in good faith), it being understood that if NxStage chooses to segregate the fees for such services from the pricing for [**] with other customers purchasing the Systems for use in [**], it shall present Customer an opportunity to do so on terms negotiated and agreed to by the parties hereto in good faith.

During the Term for Systems outside of the Service Term, NxStage shall charge fees for the services set forth in this Section 2 of this Schedule C in accordance with the following:

(i)	[**] for each System One Cycler purchased in combination with PureFlow (NxS-03-PUR);

(ii)	[**] for each System One Cycler purchased separately (without PureFlow) (NxS-02-PUR); or

(iii)	[**] for each PureFlow Control Unit and Cabinet (NxS-2001 and/or NxS-2002) not part of a NxS-03-PUR System.

NxStage shall use commercially reasonable efforts to pair a System One Cycler (i.e., NxS-02-PUR) that is past its applicable Service Term with a System PureFlow Control Unit and Cabinet (i.e., NxS-2001 or NxS-2002) not part of a NxS-03-PUR System that is past its applicable Service Term in order to minimize Customer’s fees for the services set forth in this Section 2 of this Schedule C for System One Cyclers (i.e., NxS-02-PUR) and PureFlow Control Units and Cabinets (i.e., NxS-2001 or NxS-2002) not originally purchased together under SKU NxS-03-PUR. For purposes of clarity, the fees for the services set forth in this Section 2 of this Schedule C for a PureFlow Control Unit and Cabinet (i.e., NxS-2001 or NxS-2002) that is past its applicable Service Term and which cannot be paired with a System One Cycler (i.e., NxS-02-PUR) past its Service Term shall be [**] for such PureFlow Control Unit and Cabinet (i.e., NxS-2001 or NxS-2002).

After the Term for Systems outside of the Service Term, the fees for the services set forth in this Section 2 of this Schedule C for Systems purchased by Customer or any Authorized Customer Location, as applicable, directly from NxStage shall be the lower of (i) [**] per System per [**] or (ii) [**] of the average System service fees then charged by NxStage to other customers who have purchased the System for chronic renal replacement therapy; provided that for Systems for which more than [**] years have passed following their original purchase date, NxStage shall have no obligation to provide System repair services for Customer or any such Authorized Customer Location, as applicable, if, at such [**] year anniversary, NxStage has not elected to offer service for similarly aged Systems for less than [**] (a “No-Service Event”). In the event of a No-Service Event as to any System, NxStage acknowledges and agrees that Customer shall have the right to service and repair any such System subject to a No-Service Event or engage a third party to service and repair any such System subject to a No-Service Event; provided that NxStage shall have no obligation to provide parts needed to complete such service and repair in the event that NxStage is not then selling such parts to other chronic outpatient customers for similarly aged Systems. Customer agrees that the Systems purchased hereunder may only be serviced by NxStage at this time. Additional service charges for both rented and purchased Systems may apply in the event: (i) the System has been repaired by persons other than NxStage personnel or its authorized representatives, (ii) the replacement or repair is required due to the misuse or abuse of the System, as reasonably determined by NxStage, (iii) the System is used with non-NxStage sets, (iv) the replacement or repair is required for reasons other than defects in materials and workmanship or, in the case of equipment, normal wear and tear, as reasonably determined by NxStage, or (v) the System is not used in accordance with its instructions for use, as reasonably determined by NxStage.

As part of its ongoing service of Products then in use by Customer and/or the Authorized Customer Locations, NxStage, at its option, may conduct routine maintenance on the Products shipped to Customer or any Authorized Customer Location under this Agreement. Customer or the applicable Authorized Customer Location shall make all Products reasonably available to NxStage, at NxStage’s request, to conduct such maintenance; provided that such maintenance is conducted at mutually agreed upon times and upon prior notice. As part of an ongoing maintenance program, NxStage may elect to install reasonable Product upgrades, at no cost to Customer. Any upgrades that NxStage provides to a leased System One(s) will also be provided to all of Customer’s purchased System One(s) within a reasonable timeframe during the Term.

To obtain service of a damaged or defective Product from NxStage, Customer must contact NxStage’s customer service department. Prior authorization from NxStage must be obtained before any damaged or defective Product is returned for service by NxStage. Any damaged or defective Product requiring service must be cleaned, according to the directions on the labeling. If a damaged or defective Product is not cleaned, as instructed, NxStage shall charge Customer a [**] cleaning fee. NxStage will arrange for the shipment of all damaged or defective Products to be returned for service by NxStage. NxStage will not be responsible for servicing damaged or defective Products that have not been shipped according to the procedure set forth in this Schedule C. NxStage shall use its commercially reasonable efforts to repair or replace serviced Product within [**] hours of giving authorization for service. Repaired or replaced Products shall be in Good Working Order. Replaced Products may or may not be new, and they may or may not be the same Products originally shipped to Customer or the applicable Authorized Customer Location hereunder. For purposes of this Agreement, “Good Working Order” shall mean that the Product shall perform in accordance with its specifications and manuals, and be in physical condition and functionality equal to or better than that of the Product being replaced. In addition, NxStage shall use all commercially reasonable efforts to ensure that replacement Products provided to Customer or any Authorized Customer Location in connection with a service swap shall have an average days in service approximately equal to or less than the estimated days in service of the Product returned by Customer in connection with a service swap hereunder
Periodically, NxStage may elect to diagnose Product servicing issues remotely, through data analysis or phone interviews. If Product is returned at the insistence of Customer, an Authorized Customer Location or any of their respective patients, contrary to the recommendation of NxStage, and it is subsequently determined in the reasonable discretion of NxStage that such Product was in Good Working Order, Customer shall reimburse NxStage for the related costs of such return.

3.	RECALLS

In the event that any governmental agency or authority requests a recall, a field corrective action, Product withdrawal or takes similar action in connection with any Product or in the event NxStage determines an event, incident or circumstance with respect to a Product has occurred that results in the need for a recall (each a “Product Recall”), NxStage shall promptly notify Customer within [**] of such governmental agency or authority request or action or of NxStage’s decision to voluntarily institute a Product Recall. In the event of a Product Recall of any Product, NxStage shall (a) reimburse Customer and the Authorized Customer Locations for reasonable handling expenses incurred in returning units of such Product to NxStage or otherwise implementing the Product Recall; and (b) use all commercially reasonable efforts to promptly repair or replace the Product subject to a Product Recall with another NxStage Product performing the same function in good working order. NxStage shall allocate replacement Products to Customer and the Authorized Customer Locations on a first-priority basis consistent with Customer’s and the Authorized Customer Locations’ then-current share of NxStage’s Product base that has been purchased, and consistent with the then-affected prescription items included in Customer’s and the Authorized Customer Locations’ Monthly Dialysis Supplies orders.

In addition to the foregoing, if NxStage is unable to repair or replace a recalled Cycler or PureFlow SL purchased by Customer or any Authorized Customer Location, such that such purchased Cycler or PureFlow SL is therefore rendered unusable and continues to be unusable for a period of [**] consecutive months (for purposes hereof, a purchased Cycler or PureFlow SL shall not be unusable if it can be used with other non-NxStage products, consistent with then-current product labeling), NxStage shall be obligated to pay Customer and the Authorized Customer Locations actual damages within [**] days of the expiration of such [**] month period (with the amount of such damages to be mutually agreed upon by the parties in good faith, up to the amount of Customer’s and the Authorized Customer Locations’ then-current [**] for the purchased Cyclers and/or Pure Flow SLs which Customer and the Authorized Customer Locations have been prevented from using for [**] consecutive months (measured as of the date of such Product Recall); provided that such [**] is calculated in good faith and in accordance with generally accepted accounting standards). NxStage’s obligation to make any payment pursuant to this Section 3 of Schedule C may be accelerated to the date of filing of a voluntary or involuntary bankruptcy proceeding with respect to NxStage or the date NxStage refunds, all or any significant portion of, the purchase price of any Cyclers and/or PureFlow SLs that have been the subject of a Product Recall (and where such refund is specifically provided solely in connection with, and due to, such Product Recall) to any other customer or group of customers that has purchased such Cyclers and/or PureFlow SLs for the treatment of chronic home hemodialysis patients (it being understood that Customer’s and the Authorized Customer Locations’ right to damages hereunder shall not be so accelerated if such refund involves no more than [**] Cyclers and/or PureFlow SLs in the aggregate across all other NxStage chronic customers). No other remedy shall be provided to Customer or any Authorized Customer Location in connection with a Product Recall, except as set forth in Section 22 of the Agreement.

In the event NxStage elects to obtain recall insurance covering a Product Recall of any purchased Cyclers and/or PureFlow SLs, Customer and NxStage agree that the parties shall share the cost of such insurance coverage, up to a maximum amount of $200,000 per party per annum; provided that Customer shall consider in good faith requests made by NxStage to share insurance costs in excess of $200,000. Any recall insurance obtained by NxStage, shall name Customer and the Authorized Customer Locations (but no other customer of NxStage) as additional insureds. Any insurance payment to Customer or any Authorized Customer Location under such policy shall offset any damages determined to be owed to Customer or any Authorized Customer Location hereunder pursuant to the foregoing terms, with NxStage obligated to pay any remainder pursuant to the terms hereof.

If, during the Term, NxStage contractually agrees with one or more other customers purchasing any of NxStage’s home hemodialysis products in the continental United States to provide [**] provisions to such customer(s) that are more favorable to such customer(s) than are set forth in Section [**] of the Agreement and Sections [**] of this Schedule C, NxStage agrees that it shall promptly offer such [**] provisions to Customer, on a prospective basis; provided that such terms shall be offered to Customer to cover only [**] purchased by Customer and the Authorized Customer Locations which corresponds with the [**] purchased by [**]; and provided further that such terms, if accepted by Customer, shall in no way alter the other provisions hereof.

Attachment C-1 to Schedule C

System Ones Subject to Expiration of Service Term

4 pages were omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule D

Other

Customer represents and warrants to NxStage that it has not entered into any agreement which conflicts with the terms and conditions of the Agreement and that it will not do so during the Term. NxStage understands and acknowledges that neither Customer nor any of the Authorized Customer Locations have promised or committed to [**].

NxStage represents and warrants to Customer that: (a) it has not entered into any agreement which conflicts with the terms and conditions of the Agreement and that it will not do so during the Term, and (b) it shall not enter into any distributorship agreement or other similar agreement with any third party covering the sale, rental, licensing, leasing or distribution of the System One for chronic home hemodialysis in the Continental United States and Hawaii, except where any such agreements are consistent with the terms and conditions of the Agreement.

Schedule E

Hawaii

Schedule E
Chronic Outpatient Therapy Agreement
Hawaii

The following additional specific terms and conditions apply to the purchase of the Products and certain services for use in Hawaii for chronic patient therapy. The pricing in Schedule B-4 of the Agreement shall not apply with respect to any of the delivery services set forth in Schedule B-4 of the Agreement that are to be performed or provided to Hawaii. Additionally, if the terms and conditions of this Schedule E conflict with or are in addition to the terms of the rest of the Agreement, the terms of this Schedule E shall control with respect to the purchase of the Products and certain services for use in Hawaii for chronic patient therapy.

1. SYSTEMS AND MONTHLY SUPPLIES FOR HAWAII
All Systems for use in Hawaii will be purchased or rented, as applicable, at the pricing set forth in Schedule B-3 to the Agreement and shipped directly to the applicable Authorized Customer Location in Hawaii. Shipping to Hawaii shall be [**].

Only PureFlow SL Monthly Dialysis Supplies will be sold for use in Hawaii as set forth in this Schedule E. Express Monthly Dialysis Supplies will not be sold for use in Hawaii. Customer will purchase PureFlow SL Monthly Dialysis Supplies for chronic patients in Hawaii at the pricing set forth in the table titled “NxStage Price List - Monthly Dialysis Supply Packages” set forth in Schedule B-1 to the Agreement; provided that (a) PureFlow SL Monthly Dialysis Supplies must be shipped in [**] patient month quantities and (b) a [**] shipping charge for each PureFlow SL Monthly Dialysis Supply Package that is shipped to an Authorized Customer Location in Hawaii will be [**]. PureFlow SL Monthly Dialysis Supplies shipments will be based on the prescribed frequency and the inventory needs of the patient, as reported to NxStage by Customer.

Customer will purchase Ancillary/Replacement Supplies, including bags of pre-mixed dialysate to have as backup for PureFlow SL patients, at the pricing outlined in Schedule B-2 to the Agreement and shipping will be [**].

Systems shall be serviced consistent with the terms of Schedule C to the Agreement; provided that (i) System service swaps shall occur at a designated Customer center/warehouse in Hawaii, (ii) System service swaps will require a [**] business day lead time, and (iii) [**] shall pay the shipping charges as outlined in the table below for such System service swaps (such charges include shipment of a System from NxStage to Hawaii and from Hawaii back to NxStage). The shipping charges and any expedited shipping charges for System service swaps shall be [**]. No shipping charges will be applied to a System service swap that is required due to an out-of-box failure of a System (as determined by NxStage Technical Support) that has been shipped directly to an applicable Authorized Customer Location.

Equipment	Shipping Charge
Warmer	[**]
PFSL Control Unit	[**]
PFSL Chassis	[**]
Cycler	[**]
Jewel Box/ConNx Box	[**]

2. OTHER
Customer will provide the clinical support, training, and ongoing therapy expertise to support its Hawaiian patients. NxStage technical support will be generally accessible 24/7, but customer service, product orders, and service exchanges may only be initiated by Customer personnel.

Schedule F

The Nx2me Connected Health Solution

The Nx2me Connected Health solution (the “Nx2me Solution”) is an optional accessory to the NxStage System One. The Nx2me Solution communicates with the System One cycler and collects and stores cycler information as well as medical information, such as vital signs, blood pressure and weight that is entered by the patient, which are then transmitted to the patient’s dialysis center, upon the completion of each treatment.

Patients access the Nx2me Solution through an iPad® application (the “App”). In addition to storing and transmitting their flowsheets, the App provides online user manuals and instructional support for troubleshooting alarms and cautions.

The dialysis center staff access patient information through a website (the “Clinician Portal”) where they can view and store flowsheets transmitted through the App.

The following terms and conditions pertain to Customer’s use of the Nx2me Solution.

1.     Orders. Customer and NxStage agree to discuss in good faith a mutually agreeable plan to [**] the Nx2me Solution, including, among other things, to (a) train Customer’s staff on the use of the Nx2me Solution and (b) ensure that NxStage has the appropriate resources to support the Nx2me Solution for an [**] Customer patients

2.    Pricing. The monthly charge for use of the Nx2me Solution is [**]). NxStage will not provide any [**] for patients not using the Nx2me Solution. Additional charges relating to the Nx2me Solution are set forth on Exhibit 1 to this Schedule F.

3.    Responsibility for iPad. Customer is responsible for ensuring that each of its patients using the App has an iPad. Customer may purchase an iPad for a patient or a patient may use his or her own personal iPad to run the App. Customer may redeploy an iPad that was purchased for a patient who is no longer on NxStage therapy or who no longer wants to use the App. Customer acknowledges and agrees that in no event will NxStage be liable for loss of, damage to, defects in, or malfunctions of any iPad.
4.    Connectivity Kits. For each patient using the Nx2me Solution, NxStage will ship a connectivity kit. The items in the connectivity kit will be tailored to fit the patient’s internet situation at home. Items in the kit may include a preconfigured Wi-Fi router, a cellular modem, a set of ethernet cables, and associated user guides and accessories. For example, if a patient already has an internet connection but does not have a wireless network, then the connectivity kit will include a pre-configured Wi-Fi router. If a patient has no internet connection, then NxStage will ship a pre-configured router and the patient will use a cell modem data plan at the price set forth in Exhibit 1 to this Schedule F.

5.    [**]. [Intentionally Left Blank]

6.    App. The App is available on the Apple App Store. It may be downloaded to an iPad at no additional charge. Use of the App is subject to a separate End User License Agreement.
7.    Clinician Portal.

A.
Authorized Center Staff. Customer shall (i) limit use of the Clinician Portal to staff members who are responsible for managing the care of Customer’s home hemodialysis patients (“Authorized Staff”) and (ii) make Authorized Staff aware of and comply with the terms and conditions set forth in this Agreement with respect to their use of the Clinician Portal. Customer is responsible for the actions of Authorized Staff, including any failure to comply with these terms and conditions.

B.
Accounts. Authorized Staff shall be provided access to the Clinician Portal through one or more usernames, account numbers, passwords, or other means of authentication (“Login”). Customer and Authorized Staff shall at all times keep Logins strictly confidential and shall take all reasonable precautions to prevent unauthorized use, misuse, or compromise of Logins. Customer and Authorized Staff shall promptly notify NxStage upon learning of any actual or threatened unauthorized use, misuse, or compromise of any Login. Customer and each of the Authorized Staff assumes responsibility for all transactions, data, and information entered, transmitted, or provided using such Authorized Staff’s Login.

C.
Use of the Clinician Portal. Customer has the right to use the Clinician Portal solely in connection with the treatment of its home hemodialysis patients in accordance with the terms and conditions set forth in this Agreement. Customer shall not (i) enter, transmit, or distribute via the Clinician Portal any data, information, or other content that it does not have a right to transmit or distribute; (ii) enter, transmit, or distribute via the Clinician Portal any data, information, or other content that is unlawful, deceptive, false, stolen, threatening, harassing, abusive, obscene, defamatory, racially or ethnically objectionable, or in violation of the personal privacy rights of another; (iii) use any robot, spider, or other automatic or manual process to monitor, data mine, or copy any Clinician Portal pages, content, or user information; (iv) transmit or distribute via the Nx2me Solution any viruses or other malicious code; (v) take any action that imposes an unreasonable or disproportionally large load on the Clinician Portal’s infrastructure; or (vi) assist or permit any persons in engaging in any of the foregoing activities.

8.
Technical Support. NxStage provides 24/7 technical support for the Nx2me Solution (“Nx2me Technical Support Services”). Clinical questions raised by Customer’s users with NxStage will be referred, if possible, to Customer’s facility, to ensure consistency in patient care and adherence with Customer’s policies and procedures.

9.    Warranty Disclaimers and Limitation of Liability.

A.	THE EXPRESS WARRANTY SET FORTH IN SCHEDULE A, SECTION 12 (b) DOES NOT APPLY TO THE NX2ME SOLUTION.

B.
NO WARRANTIES OF ANY KIND EXIST FOR THE NX2ME SOLUTION INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE (INCLUDING WITHOUT LIMITATION, FITNESS FOR USE IN CLINICAL DIAGNOSTIC PROCEDURES), AND ANY WARRANTIES REGARDING DATA ACCURACY, SECURITY, RELIABILITY, TIMELINESS, AVAILABILITY, QUALITY, SUITABILITY, SYSTEM INTEGRATION, NON-INTERRUPTION OF USE, FREEDOM FROM BUGS, COMPLETENESS, AND CURRENCY. NXSTAGE CANNOT GUARANTEE AND DOES NOT PROMISE ANY SPECIFIC RESULTS FROM USE OF THE NX2ME SOLUTION.

C.
CUSTOMER AND ITS PATIENTS ARE FULLY RESPONSIBLE FOR ANY AND ALL BACKUPS OF PATIENT DATA, AND NXSTAGE SHALL HAVE NO LIABILITY TO CUSTOMER OR PATIENTS FOR LOSS OF DATA OR CORRUPTION OF DATA. USE OF THE NX2ME SOLUTION MAY BE SUBJECT TO LIMITATIONS, DELAYS, AND OTHER PROBLEMS INHERENT IN THE USE OF THE INTERNET AND ELECTRONIC COMMUNICATIONS. NXSTAGE IS NOT RESPONSIBLE FOR ANY DELAYS, DELIVERY FAILURES, OR OTHER DAMAGE RESULTING FROM SUCH PROBLEMS.

D.
CUSTOMER ACKNOWLEDGES AND AGREES THAT THE IPAD IS NOT MANUFACTURED BY NXSTAGE AND WILL BE DELIVERED DIRECTLY TO CUSTOMER BY APPLE INC., ONE OF ITS AFFILIATES OR AN APPLE RESELLER (“APPLE”). NXSTAGE MAKES NO REPRESENTATIONS OF ANY NATURE WHATSOEVER AND HEREBY DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABLITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, WITH RESPECT TO THE IPAD. CUSTOMER FURTHER ACKNOWLEDGES AND AGREES THAT, IN NO EVENT WILL NXSTAGE BE LIABLE FOR: (A) ANY DEFECTS IN OR MALFUNCTIONS OF THE IPAD; (B) ANY FAILURE OF, OR OTHER PROBLEMS WITH, DELIVERY OF THE IPAD; (C) ANY COSTS, LOSSES, LIABILITIES, DAMAGES, CLAIMS, ACTIONS OR INJURIES OF ANY NATURE WHATSOEVER REGARDLESS OF CLAUSE RELATED TO AND/OR ARISING IN CONNECTION WITH THE IPAD EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT IN RELATION TO THE NX2ME SOLUTION AND/OR (D) ANY PROBLEMS WITH THE APPLECARE+ SERVICE FOR IPADS. CUSTOMER’S RIGHTS AND REMEDIES WITH RESPECT TO THE IPAD AND APPLECARE+ SERVICE WILL BE GOVERNED BY SUCH WARRANTIES THAT APPLE PROVIDES TO IPAD USERS, IF ANY (THE “IPAD WARRANTY”). CUSTOMER ACKNOWLEDGES AND AGREES THAT NXSTAGE WILL NOT BE RESPONSIBLE OR LIABLE FOR ANY WARRANTY, DAMAGE, PERFOMANCE OR FUNCTIONALITY ISSUES WITH RESPECT TO THE IPAD OR APPLECARE+ SERVICE. APPLE MAY PROVIDE ASSISTANCE WITH RESPECT TO THE FOREGOING ISSUES. CUSTOMER MAY CONTACT APPLE WITH RESPECT TO USE OF THE IPAD AND DEFECTIVE IPADS AT 1-800-MYAPPLE OR SUCH OTHER TELEPHONE NUMBER(S) AS MAY BE POSTED AT http://www.apple.com/support/.

E.	IN NO EVENT SHALL NXSTAGE BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, PUNITIVE OR OTHER INDIRECT DAMAGES ARISING OUT OF THE SUPPLY OR CUSTOMER’S USE OF THE NX2ME SOLUTION.

10.    Business Associate Agreement and Use of PHI.

A.
The parties have entered into a separate Business Associate Agreement (“BAA”) to meet their respective obligations under the Health Insurance Portability and Accountability Act of 1996 and its relevant regulations (collectively “HIPAA”) solely with respect to the Protected Health Information received from, or received, maintained, created, or transmitted on behalf of, Customer as part of the Nx2me Solution.

B.
Customer understands that as part of the Nx2me Technical Support Services provided by NxStage pursuant to Section 8 above, NxStage technical support representatives may access certain Protected Health Information associated with the Nx2me Solution for the purposes of gaining confirmation of patient use of the Nx2me Solution and providing follow-up assistance to those patients who are signed up with Customer to use the Nx2me Solution but who do not appear to be using the Nx2me Solution.  In such instances, NxStage’s access and use of Protected Health Information will be limited to patient names, product serial numbers, and the dates of their last treatments and transmissions (if any) to NxStage’s server(s).

Exhibit 1 to Schedule F
Nx2me Related Charges

(i)    Patient Initiation Fee
The following Patient Initiation Fee is a one-time charge for every patient using Nx2me:

Pricing
Patient Initiation Fee
(covers cost of connectivity kit, inclusive of user guides, router, wi-fi adapter, software thumb drive, and Ethernet cable, and package, shipping and handling and order processing fee; does not include iPad)
[**] per patient
(ii)    Configuration Fees
The following fees may apply based upon specific patient requirements:

Pricing
Jewel Box Swap Fee (one-time charge to replace patient’s Jewel Box with a ConNxbox)	[**] per System
Cell Modem Initiation Fee (one-time charge to activate a patient who doesn’t have internet at home, includes cellular modem hardware)	[**] per patient
(iii)    Other Fees

Pricing
Cell Modem Data Plan (if patient doesn’t have internet at home)	[**] per patient per month
Patient In-Home Installation Fee
(if patient is unable to establish connectivity at home and a home visit by an authorized technician is needed)
NxStage will only provide this patient in-home installation service if Customer has a minimum of [**] home installations within a [**] mile radius from the applicable Authorized Customer Location at the time of the service request.

In the event a of a material increase in the number of in-home installation visits required by patients, the parties will negotiate in good faith a reasonable and proportional revision to the Patient In-Home Installation Fee.
[**] per home installation